As filed with the Securities and Exchange Commission on January 30, 2006
                                              Registration No. ______/811-10183

                     U.S. Securities and Exchange Commission
                              Washington, DC 20549
                                    FORM N-14
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
        Pre-Effective Amendment No. ___ Post-Effective Amendment No. ___
                        (Check appropriate box or boxes)

               Exact Names of Registrants as Specified in Charter:

-------------------------------------------------- ------------------------------------------------------------
   THE TRAVELERS FUND U FOR VARIABLE ANNUITIES                     MET INVESTORS SERIES TRUST

-------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------
            Exact Name of Depositor:                             Area Code and Telephone Number:
         THE TRAVELERS INSURANCE COMPANY                                 (800) 848-3854

-------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------
   Address of Depositor's Principal Executive                Address of Principal Executive Offices:
                    Offices:                           5 Park Place, Suite 1900, Irvine, California 92614
 One Cityplace, Hartford, Connecticut 06103-3415
-------------------------------------------------- ------------------------------------------------------------
-------------------------------------------------- ------------------------------------------------------------

  Depositor's Telephone Number, including area
                      code:
                 (860) 308-1000

-------------------------------------------------- ------------------------------------------------------------

                     Name and Address of Agent for Service:
                               Elizabeth M. Forget
                                    President
                           Met Investors Series Trust
                                  5 Park Place
                                   Suite 1900
                                Irvine, CA 92614

                                   Copies to:
                             Robert N. Hickey, Esq.
                            Sullivan & Worcester LLP
                               1666 K Street, N.W.
                              Washington, DC 20004

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective under the Securities Act of 1933.

It is proposed that this filing will become effective on March 1, 2006 pursuant to Rule 488 under the Securities Act of 1933.

Title of securities being registered: Units of interest in a sub-account of The Travelers Fund U for Variable Annuities; shares of beneficial interest in the Batterymarch growth and income portfolio of Met Investors Series Trust

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933: NO FILING FEE IS REQUIRED IN RELIANCE ON SECTION 24(F) UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

                   [FORM OF SUPPLEMENTAL SOLICITATION LETTER]

                         THE TRAVELERS INSURANCE COMPANY

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                   One Cityplace, Hartford, Connecticut 06103

                                 March __, 2006

Dear Variable Annuity Contract Owner:

     Shares of The Travelers Growth and Income Stock Account For Variable Annuities (the "Account") of The Travelers Insurance Company ("TIC") have been purchased at your direction to fund benefits payable under your variable annuity contract (the "variable contracts"). As owner of the units of the Account, you are being asked to approve an Agreement and Plan of Reorganization (the "Agreement") whereby the assets of the Account will be transferred to the Batterymarch Growth and Income Portfolio (the "Portfolio"), a series of
Met Investors Series Trust, in exchange for shares of the Portfolio, and the Account will be restructured as a sub-account of The Travelers Fund U for Variable Annuities, a unit investment trust (the "Reorganization").

     If the Agreement is approved and consummated, you will beneficially own units of the sub-account with an aggregate unit value equal to the aggregate net asset value of the units of the Account you owned before the Reorganization. Instead of investing directly in securities as does the Account, the sub-account will invest in the same types of securities through the Portfolio. You will be able to transfer all or a part of your interest in the Portfolio as provided in your contract to another available investment option on each day the Portfolio is open for business at the then current net asset value per share.

     After carefully considering the merits of the proposal, the Account's Board of Managers (the "Board") has determined that the Reorganization of the Account is in the best interests of the contract owners with assets allocated to the Account, and that the contract owners' interests will not be diluted as a result of the Reorganization.

     The Board recommends that you read the enclosed materials carefully and then vote FOR the proposal. To vote, you may use any of the following methods:

o BY MAIL. Please complete, sign, date and return the proxy card in the enclosed postage-paid envelope.

o BY TELEPHONE. Call _______ and follow the simple instructions. Have your proxy card ready.

o BY INTERNET. Go to www._______.com and follow the on-line instructions. Have your proxy card ready.

            For more information, please call TIC at 1-800-842-9368.

Respectfully,



The Travelers Insurance Company

      WE URGE YOU TO SIGN AND RETURN THE VOTING INSTRUCTION FORM(S) IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET.


                             YOUR VOTE IS IMPORTANT!

      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
                                 (THE "ACCOUNT")

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                                                                  MARCH __, 2006

                  NOTICE OF SPECIAL MEETINGS OF CONTRACT OWNERS


To Variable Annuity Contract Owners:

     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the owners of variable annuity contracts who have allocated assets under such contracts to the Account (the "Contract Owners") will be held at 501 Boylston Street, 5th Floor, Boston, Massachusetts 02116, on April __, 2006 at 9:00 a.m. (Eastern time) for the following purposes:

ITEM 1. To approve or disapprove an Agreement and Plan of Reorganization whereby the assets of the Account will be transferred to the Batterymarch Growth and Income Portfolio (the "Portfolio"), a series of Met Investors Series Trust, in exchange for shares of the Portfolio, and the Account will be restructured as a sub-account of The Travelers Fund U for Variable Annuities, a unit investment trust.

ITEM 2. To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.

     THE BOARD OF MANAGERS OF THE ACCOUNT UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF ITEM 1.

     The attached Combined Prospectus/Proxy Statement describes the proposal. A copy of the Reorganization Agreement is attached as Appendix A to the Combined Prospectus/Proxy Statement.

     Contract Owners of record as of the close of business on January 31, 2006 are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     CONTRACT OWNERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE THE ACCOMPANYING PROXY, WHICH IS BEING SOLICITED BY THE BOARD OF MANAGERS OF THE ACCOUNT, OR TO VOTE BY TELEPHONE OR THROUGH THE INTERNET. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR SUBSEQUENTLY EXECUTED VOTING INSTRUCTIONS OR BY ATTENDING THE SPECIAL MEETING AND VOTING IN PERSON.

                                               By Order of the Board of Managers

                                                       _________________________
                                                       Paul Cellupica, Secretary

March __, 2006
New York City, New York

                                     PART A

                       COMBINED PROSPECTUS/PROXY STATEMENT
                             DATED MARCH __, 2006

                                 Prospectus of:

------------------------------------------------------------------- --------------------------------------------------
                    MET INVESTORS SERIES TRUST                         THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
------------------------------------------------------------------- --------------------------------------------------
------------------------------------------------------------------- --------------------------------------------------
          BATTERYMARCH GROWTH AND INCOME PORTFOLIO
------------------------------------------------------------------- --------------------------------------------------
------------------------------------------------------------------- --------------------------------------------------

------------------------------------------------------------------- --------------------------------------------------
------------------------------------------------------------------- --------------------------------------------------
                     5 PARK PLACE, SUITE 1900                                         ONE CITYPLACE
                     IRVINE, CALIFORNIA 92614                                  HARTFORD, CONNECTICUT 06103
                          (800) 848-3854                                             (860) 308-1000
------------------------------------------------------------------- --------------------------------------------------


                               Proxy Statement of:
      THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES

                                  ONE CITYPLACE
                           HARTFORD, CONNECTICUT 06103
                                 (800) 842-9368

This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Managers (the "Account Board" or the "Managers") of The Travelers Growth and Income Stock Account For Variable Annuities (the "Account") for use at a special meeting (the "Meeting") of the owners of variable annuity contracts issued by The Travelers Insurance Company ("TIC") who have assets allocated to the Account ("Contract Owners"). The Meeting is scheduled for April __, 2006 at 9:00 a.m. (Eastern time) at ____________________. At the Meeting, Contract Owners will be asked to consider and approve an Agreement and Plan of Reorganization (the "Agreement") whereby the assets of the Account will be transferred to the Batterymarch Growth and Income Stock Portfolio (the "Portfolio"), a newly-created series of Met Investors Series Trust (the "Series Trust"), in exchange for shares of the Portfolio, and the Account will be restructured as a sub-account (the "New Sub-Account"), of The Travelers Fund U for Variable Annuities (the "Successor Account"), a unit investment trust registered under the Investment Company Act of 1940 (the "1940 Act"). (Such transactions are referred to herein collectively as the "Reorganization.")

     The proposed Reorganization will consist of two parts:

o The assets of the Account will be transferred to the Portfolio in exchange for shares of the Portfolio, a series of the Series Trust, which is an open-end management investment company (commonly referred to as a "mutual fund") registered under 1940 Act. The Portfolio will issue shares in an amount equal to the value of the assets that it receives from the Account, less the liabilities it assumes (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account).

o The shares of the Portfolio received by the Account will then be transferred to the New Sub-Account, an investment division of the Successor Account, which will invest in shares of the Portfolio. Immediately after the Reorganization, a Contract Owner's indirect interest in the Portfolio (through the New Sub-Account) will be equal in value to the Contract Owner's direct interest in the Account immediately before the Reorganization.

The end result will be an organizational structure that is more common in the variable annuity industry than the current organizational structure.

     This Combined Prospectus/Proxy Statement and the Agreement describe more fully the terms and conditions of the Reorganization. A copy of the Agreement is included as Appendix A of this Combined Prospectus/Proxy Statement.

     This Combined Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely information about the Reorganization, the Portfolio, and the proposed future operations of the New Sub-Account that a Contract Owner should know in considering the Reorganization. The current prospectuses for the Contracts, which contain information about the Account and the Successor Account, and the statements of additional information relating to those prospectuses are incorporated herein by reference. The prospectuses and statements of additional information for such Contracts are available without charge by writing to the Account at the appropriate address noted above or by calling (800) 842-9368. In addition, a statement of additional information relating to and dated the same date as this Combined Prospectus/Proxy Statement (the "Statement of Additional Information") and containing additional information about the Series Trust, the Portfolio and the Reorganization has been filed with the Commission and is incorporated by reference into this Combined Prospectus/Proxy Statement. You may obtain a copy of such Statement of Additional Information without charge by writing to the Series Trust at its address noted above or by calling (800) 343-8496. The SEC maintains a website (http://www.sec.gov) that contains the material incorporated by reference, together with other information regarding the Series Trust. Copies of such material may also be obtained for a fee from the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102, or by electronic request at the following email address: publicinfo@sec.gov.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

INVESTMENTS IN THE PORTFOLIO, AS WITH ANY MUTUAL FUND, ARE SUBJECT TO RISK--INCLUDING THE POSSIBLE LOSS OF PRINCIPAL. SHARES IN THE PORTFOLIO ARE NOT BANK DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK AND ARE NOT FEDERALLY INSURED BY, OBLIGATIONS OF, OR OTHERWISE SUPPORTED BY THE U.S. GOVERNMENT, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER AGENCY.

                                Table of Contents

                                                                                                                Page

  Summary........................................................................................

  Comparative Fee and Expense Tables.............................................................

  Description of Contract Features...............................................................

  Information Relating to the Proposed Reorganization............................................

  Comparison of Management of Account and Portfolio..............................................

  Capitalization.................................................................................

  Portfolio Financial Highlights.................................................................

  Additional Information ........................................................................

  Voting Information.............................................................................

  Availability of Additional Information about the Account and Portfolio.........................

  Other Business.................................................................................

  Litigation.....................................................................................

  Contract Owner Inquiries.......................................................................

  Appendix A - Agreement and Plan of Reorganization..............................................                A-1

THE BOARD OF MANAGERS OF THE ACCOUNT UNANIMOUSLY RECOMMENDS THAT CONTRACT OWNERS VOTE "FOR" THE APPROVAL OF THE AGREEMENT.


                                     SUMMARY

     This Combined Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Account Board for use at a special meeting of the Contract Owners of the Account. The purpose of the special meeting is to consider the proposal to approve the Agreement whereby the assets of the Account will be transferred to the Portfolio in exchange for shares of the Portfolio, and the Account will be restructured as the New Sub-Account.

     The following is a summary of certain information relating to the proposed Reorganization, the parties thereto, and the transactions contemplated thereby. This disclosure is qualified by reference to the more complete information contained elsewhere in this Combined Prospectus/Proxy Statement, in the Agreement (attached as Appendix A), and in the Prospectuses and the Statements of Additional Information for the Contracts.

THE PROPOSED REORGANIZATION

     The Agreement was approved by the Account Board, including by the individuals who are not "interested persons" of the Account as such term is defined in the 1940 Act, on January 25, 2006, and by the Board of Trustees of the Series Trust (on behalf of the Portfolio) on January 30, 2006. Subject to approval by Contract Owners who have assets allocated to the Account, the Agreement provides for the transfer of all of the assets of the Account to the Portfolio, as well as the assumption of the Account's liabilities (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account) by the Portfolio. The Portfolio will issue shares to the Account in an amount equal to the value of the assets the Portfolio received from the Account, less the liabilities that the Portfolio assumed, and such shares will then be transferred to the New Sub-Account. Immediately after the Reorganization, a Contract Owner's indirect interest in the Portfolio (through the New Sub-Account) will be equal in value to the Contract Owner's direct interest in the Account immediately before the Reorganization.

     TIC or its affiliates will assume all costs and expenses associated with effecting the Reorganization, and none of the Account, Portfolio, or New Sub-Account will bear any such costs and expenses. The combined operating expenses for the Portfolio and New Sub-Account after the Reorganization will be the same as the current operating expenses for the Account. See "Comparative Fee and Expense Tables" below.

REASONS FOR THE REORGANIZATION

     The Account's structure as an actively managed separate account registered under the 1940 Act, as opposed to a unit investment trust that invests all of its assets in an underlying mutual fund, is becoming increasingly rare in the variable annuity industry. As a result, the current structure results in operational and compliance considerations that differ from those of the unmanaged separate accounts that are more common in the industry generally and among the separate accounts of TIC and its affiliates, and those unique considerations may lead to operational and compliance difficulties over time. Therefore, the Account Board has determined that it would be in the best interests of Contract Owners to change the Account's structure to the more common unit investment trust/underlying mutual fund structure.

     The Account Board considered that the Portfolio will be identical to the Account in terms of its investment objective and its fees and expenses (except for the mortality and expense risk and other insurance charges assessed to the Account that will be assessed to the New Sub-Account after the Reorganization), and will be substantially similar to the Account in terms of its investment policies and restrictions.

INVESTMENT OBJECTIVES AND PRINCIPAL INVESTMENT STRATEGIES

     Like the Account, the investment objective of the Portfolio is long-term accumulation of principal through capital appreciation and retention of net investment income. However, the investment objective of the Account is "fundamental" and therefore may be changed only by the "vote of a majority of the outstanding voting securities" of the Account as defined in the 1940 Act, while the objective for the Portfolio may be changed by the Board of Trustees of the Series Trust without shareholder approval.

     The Portfolio's investment policies, which are the same as those of the Account except as indicated below, are as follows. The Portfolio will normally invest at least 80% of its assets in equity securities. The Portfolio will invest primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection for the Portfolio will be (and stock selection for the Account is) based on a quantitative screening process. The Portfolio's subadviser uses a bottom-up, quantitative strategy based on fundamental principles. The stock selection process runs daily, ranking the relative attractiveness of liquid stocks across six dimensions: cash flow, earnings growth, expectations, value, technical and corporate signals. The process is customized by sector, and all stocks are ranked on a sector-neutral basis. The Portfolio will be managed with stringent risk control, cost-efficient trading, and limited tracking error. In contrast, the Account's quantitative screening process favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, the Account is managed to mirror the overall risk, sector weightings and growth/value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

     To a lesser extent, the Portfolio may invest in securities other than those described in the preceding paragraph, which may include, but are not limited to:

o    exchange-traded stock index futures;

o    put options and covered call options; and

o    foreign securities.

     The Account may invest in fixed-income securities such as bonds and notes, including U.S. Government securities, while the Portfolio will not.

PRINCIPAL INVESTMENT RISKS

     The principal risk factors involved in investing in the New Sub-Account and, therefore, indirectly in the Portfolio are the same as the principal risk factors currently associated with an investment in the Account, and the description of the Portfolio's risks below is equally applicable to the Account. Investors can lose money by investing in either the Portfolio or the Account.

     The Portfolio's share price can fall because of weakness in the broad equity market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including disappointing corporate earnings, adverse political or economic developments, changes in investor psychology, or heavy institutional selling. The prospects for an industry or a company may deteriorate. In addition, an assessment by the Portfolio's subadviser of particular companies may prove incorrect, resulting in losses or poor performance by those holdings, even in a rising market. The Portfolio could also miss attractive investment opportunities if the subadviser underweights industries where there are significant returns, and could lose value if the subadviser overweights industries where there are significant declines.

     The Portfolio is subject to the risks of investing in large capitalization companies. If valuations of large capitalization companies appear to be greatly out of proportion to the valuations of small and medium capitalization companies, investors may migrate to the stocks of small and mid-sized companies, causing funds that invest in these companies to increase in value more rapidly than the Portfolio. Larger, more established companies may also be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies also may not be able to attain the high growth rate of successful smaller companies.

     There are also risks involved if the Portfolio invests in securities or instruments other than the equity securities of large U.S. companies, although such risks may not be great for the Portfolio given that the Portfolio's investments in these other instruments will be limited. Investments in derivative instruments such as futures contracts and options can significantly increase the Portfolio's exposure to the risk of fluctuations in the markets for the assets, rates or indices underlying the instruments, and may involve the risk that the counterparty to the derivative will not perform its obligations. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative may not correlate perfectly with the relevant assets, rates or indices. The risks of investing in foreign securities include possible political or economic instability, the possible imposition of restrictions on investment, and the "information" risk associated with the different accounting and financial reporting standards in many foreign countries. If the Portfolio invests in securities denominated in foreign currencies, changes in foreign currency exchange rates relative to the U.S. dollar will affect the U.S. dollar value of the Portfolio's assets.

PURCHASES AND REDEMPTIONS

     Following the Reorganization, Contract Owners will have substantially the same purchase, redemption and exchange rights as before the Reorganization. Units of the Account are not sold directly to the public, but only through variable contracts, and units of the New Sub-Account (and, indirectly, shares of the Portfolio) will likewise be sold only through variable contracts. As with the Account, Contract Owners will be able to transfer all or a part of their interest in the Portfolio as provided in their Contract to another available investment option on each day the Portfolio is open for business at the then current net asset value per share.

FEDERAL INCOME TAX CONSEQUENCES

     The Reorganization is expected to be tax-free for federal income tax purposes and will not take place unless the Accounts and the Portfolio receive a satisfactory opinion of tax counsel, substantially to that effect. Accordingly, no gain or loss is expected to be recognized by TIC (including the Account) or the Contract Owners as a result of the Reorganization, and TIC's aggregate tax basis in the shares of the Portfolio received by the New Sub-Account is expected to be the same as its aggregate tax basis in the assets transferred to the Portfolio pursuant to the Reorganization. See "Federal Income Tax Consequences" below.

                       COMPARATIVE FEE AND EXPENSE TABLES

The current charges, deductions and expenses of the Account and expenses of the Portfolio as of December 31, 2005, as well as the estimated pro forma charges, deductions and expenses giving effect to the proposed Reorganization are shown in the table below. The pro forma numbers reflect estimates for mortality and expense risk charges for the New Sub-Account and investment management fees and other expenses for the Portfolio based on financial information for the year ended December 31, 2005.

SALES CHARGES AND CONTRACT OWNER TRANSACTION FEES

     As shown in the table below, any sales charges or shareholder transaction fees under the Contracts that are currently assessed in connection with Account transactions will be assessed in connection with transactions in the New Sub-Accounts after the Reorganizations. The shares of the Portfolios are not subject to sales charges or transaction fees.


-------------------------------------------------------------------------------------
CONTRACT OWNER FEES (fees paid directly from your investment)
-------------------------------------------------------------------------------------
------------------------------------------------------ ------------------ ------------------- ----------------------
                                                            ACCOUNT           PORTFOLIO        NEW SUB-ACCOUNT AND
                                                                                              PORTFOLIO (PRO FORMA
------------------------------------------------------ ------------------ ------------------- ----------------------
------------------------------------------------------ ------------------ ------------------- ----------------------
Contingent Deferred Sales Charge (Load) (as a                 5%                 N/A                   5%
percentage of purchase payments withdrawn)(1)

------------------------------------------------------ ------------------ ------------------- ----------------------
------------------------------------------------------ ------------------ ------------------- ----------------------
Variable Liquidity Benefit Charge(2)                          5%                 N/A                   5%

------------------------------------------------------ ------------------ ------------------- ----------------------
------------------------------------------------------ ------------------ ------------------- ----------------------
Semi-Annual Contract Administrative Charge(3)                 $15                N/A                   $15
------------------------------------------------------ ------------------ ------------------- ----------------------
------------------------------------------------------ ------------------ ------------------- ----------------------
Transfer Charge(4)                                            $10                N/A                   $10
------------------------------------------------------ ------------------ ------------------- ----------------------

(1) For purchase payments withdrawn within five years of payment. Payments withdrawn five or more years after such payment is not subject to a sales charge.

(2) The Variable Liquidity Benefit Charge is assessed only on Universal Annuity Contracts. If the Variable Liquidity Benefit is selected, there is a charge of 5% of the amounts withdrawn for the first five years following the initial purchase payment. This charge is not assessed during the accumulation phase.

(3( For Universal Annuity Advantage and Universal Select Annuity Contracts, this fee will be waived if Contract value is $60,000 or greater on the day the charge is assessed.

(4) The Transfer Charge is assessed on transfers exceeding 12 per year under Universal Annuity Advantage and Universal Select Annuity Contracts.

ACCOUNT AND PORTFOLIO EXPENSES

     The table below shows information regarding the fees and expenses paid by the Account for the fiscal year ended December 31, 2005, and estimated fees and expenses on a pro forma basis for the New Sub-Account and Portfolio after giving effect to the proposed Reorganization. If the proposed Reorganization occurs, the New Sub-Account will pay the Mortality and Expense Risk charge, while the Portfolio will pay Management Fees and Other Expenses. Because the Portfolio has not commenced operations and will not do so unless and until the Reorganization is consummated, no information on Portfolio fees without giving effect to the Reorganization is included.



                                                                                        NEW SUB-ACCOUNT AND
                                                                                           PORTFOLIO (PRO
                                                                       ACCOUNT                   FORMA)
ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
     Management Fees                                                    0.65%                  0.65%
     Mortality and Expense Risk Fees                                    1.25%                   1.25%
     Other Expenses                                                    0.00%(1)               0.00%(1)
Total Annual Fund Operating Expenses                                    1.90%                  1.90%

(1) TIC and the Account have entered into an Administrative Services Agreement and Agreement to Provide Guarantees, under which TIC, among other matters, provides or arranges for the provision of all administrative services for the Account. Similarly, under its investment advisory agreement with the Series Trust with respect to the Portfolio, MetLife Investors will agree that the Portfolio's expenses (excluding brokerage commissions, interest charges and taxes) will not exceed the Portfolio's management fee.
-------------------------------------------------------------------------------

     For Universal Annuity Advantage and Universal Select Annuity Contracts, Contract Owners may select a Guaranteed Minimum Withdrawal Benefit option, which carries an additional charge equal to, on an annual basis, a maximum of 1.00% of the amounts held in the Account, although the current charge is 0.40%. Contract Owners participating in the optional Managed Advisory Portfolio Program pay a fee of 0.80% of the first $25,000 of Contract value, 0.65% of Contract Value between $25,000 and $50,000, 0.50% of Contract Value between $50,000 and $75,000, 0.35% of Contract Value between $75,000 and $100,000, and 0.20% of
Contract Value over $100,000. The amounts assessed on New Sub-Account assets for these optional benefits and programs will not differ from those currently assessed on Account assets.

EXPENSE EXAMPLES

         These examples help investors compare the cost of investing in the Account and in the New Sub-Account and Portfolio with the cost of investing in other mutual funds. The examples assume:

o    you invest $10,000;
o    your investment has a 5% return each year; and
o the Account's and Portfolio's operating expenses remain the same as shown above.

Although actual costs may be higher or lower, based upon these assumptions your costs would be:

If the Contract is surrendered at the end of the applicable time period:

                                                                 1 Year        3 Years       5 Years       10 Years

Account.................................................            $708          $1,145        $1,609        $2,222

New Sub-Account and Portfolio (pro forma)...............            $708          $1,145        $1,609        $2,222

-----------------------------------------------------------------------------------------------------------------------------------

If the Contract is annuitized at the end of the applicable time period:

                                                                 1 Year        3 Years       5 Years       10 Years

Account.................................................            $708          $597          $1,026        $2,222

New Sub-Account and Portfolio (pro forma)...............            $708          $597          $1,026        $2,222

-----------------------------------------------------------------------------------------------------------------------------------

If the Contract is not surrendered or annuitized:

                                                                 1 Year        3 Years       5 Years       10 Years

Account.................................................            $193          $597          $1,026        $2,222

New Sub-Account and Portfolio (pro forma)...............            $193          $597          $1,026        $2,222
-----------------------------------------------------------------------------------------------------------------------------------

                        DESCRIPTION OF CONTRACT FEATURES

     The Account is offered as an investment option in connection with three forms of variable annuity contracts issued by TIC, the Universal Annuity contract, the Universal Annuity Advantage contract, and the Universal Select Annuity contract (collectively, the "Contracts"). The features of each form of Contract are similar, and the following discussion presents a brief description of such features, noting material differences between the three forms. Contract features will not change as a result of the Reorganization. Greater detail regarding the Contracts is provided in the prospectuses for the Account, each relating to a particular form of Contract, which are incorporated by reference into this Combined Prospectus/Proxy Statement.

GENERAL

     The Account is offered as a variable funding option for the investment of purchase payments under the Contracts. The Contracts may be individual or group variable annuity contracts. The Contracts currently are offered for sale, and it is anticipated that they will continue to be offered for sale after the Reorganization. In connection with Contracts purchased through tax qualified retirement plans (except IRAs), the minimum initial purchase payment is $20. Under such Contracts, additional purchase payments may be made after the initial purchase payment, with a minimum for such additional payments of $20. For Contracts purchased through IRAs or outside of a tax qualified retirement plan, the minimum initial purchase payment is $1,000, and the minimum additional purchase payment is $100.

TRANSFERS BETWEEN FUNDING OPTIONS

     Subject to certain limitations, a Contract Owner may transfer all or part of his or her Contract value between funding options under the Contract, including the Account (or, after the Reorganization, the New Sub-Account), at any time up to 30 days before annuity payments are to begin under the Contract. After such time, Contract Owners may make transfers only if allowed by their Contract or with the consent of TIC. TIC has the right under the Contracts to restrict the number of transfers to one every six months, and may do so in its discretion if it determines that a Contract Owner is engaging in excessive trading activity, trading activity that is indicative of market timing, or similar trading activity that will potentially harm the rights or interests of other Contract Owners. TIC reserves the right to charge a fee ($10 under Universal Annuity Advantage and Universal Select Annuity Contracts) for any transfer request that exceeds twelve per year. Transfers may also be made through a dollar cost averaging program, under which a set dollar amount is transferred to other funding options on a monthly or quarterly basis during the accumulation phase of the Contract, or by investment advisers under certain asset allocation programs offered to Contract Owners for a separate fee.

VALUING THE CONTRACTS

     TIC measures the value of a Contract by valuing "accumulation units" before annuity payments begin and "annuity units" after annuity payments begin. The value of units is determined based on the market value of the Account's investments (or, in the case of a separate account such as the Successor Account that invests in shares of underlying mutual funds, on the value of the corresponding underlying fund's shares, which in turn is based on the market value of the underlying fund's investments). Normally, the value of the units is determined as of the close of regular trading (generally 4:00 p.m. Eastern time) each day the New York Stock Exchange is open.

ANNUITY PAYMENTS

     Contract Owners may choose to receive the amount due on the maturity date of their Contract in a single lump-sum payment, to receive fixed annuity payments that do not vary during the payment period, or to receive a series of monthly annuity payments based on the options described below. A Contract Owner may choose to begin receiving annuity payments at any time after the first anniversary of the date the Contract is issued. If a Contract owner does not select a date to begin receiving payments, payments generally will begin: (1) for Universal Annuity Contracts issued in connection with tax qualified retirement plans, on the annuitant's 70th birthday or ten years after the Contract is issued, if later; (2) for other Universal Annuity Contracts, on the annuitant's 75th birthday or ten years after the Contract is issued, if later, or (3) for Universal Annuity Advantage and Universal Select Annuity Contracts, on the annuitant's 90th birthday or ten years after the Contract is issued, if later.

         Contract Owners may choose among the following options for receiving variable annuity payments:

o Life Annuity - No Refund. TIC will make annuity payments during the lifetime of the person on whose life payments are based, ending with the last payment preceding the person's death.

o Life Annuity with 120, 180 or 240 Monthly Payments Assured. TIC will make monthly annuity payments during the lifetime of the annuitant, but in the event that payments have been made for less than the selected period at the annuitant's death, the annuitant's beneficiary will receive (1) continuing payments for the remainder of the period selected, or (2) payments equal to the discounted value of the future payments.

o Unit Refund Life Annuity (Universal Annuity Contracts only). TIC will make annuity payments during the lifetime of the person on whose life payments are based, ending on the last payment preceding the person's death, provided that the person's beneficiary will receive a single payment calculated based on the annuity units remaining at the person's death.

o Joint and Last Survivor Life Annuity - No Refund. TIC will make annuity payments during the joint lifetime of two persons on whose lives the payments are based, and during the lifetime of the survivor, with no additional payments after the death of the survivor.

o Joint and Last Survivor Life Annuity - Annuity Reduces on Death of Primary Payee. TIC will make annuity payments during the joint lifetime of two persons on whose lives the payments are based, with the payment to a survivor who is designated as the "secondary payee" reduced by 50% after the death of the primary payee.

o Payments for a Fixed Period (Universal Annuity Advantage and Universal Select Annuity Contracts only). TIC will make monthly payments for the period selected. If the Contract Owner elects this option, he or she may elect to receive, at any time after payments commence, a present value of the remaining guaranteed payments in a lump sum. Lump sum payments may be subject to withdrawal charges.

o Other Annuity Options. TIC will make other arrangements for annuity payments as mutually agreed upon.

DEATH BENEFIT

     UNIVERSAL ANNUITY CONTRACTS. If the Contract includes a death benefit, and the annuitant dies before age 75 but before the maturity date of the Contract, the designated beneficiary, the annuitant's estate or the Contract Owner will receive a death benefit equal to the greatest of (1) the cash value of the Contract, (2) total purchase payments less any withdrawals, or (3) the cash value on the most recent 5th multiple Contract anniversary (5th, 10th, 15th, etc.) less any withdrawal made since that anniversary. If the annuitant dies after age 75 but before the maturity date, the cash value of the Contract is paid.

     UNIVERSAL ANNUITY ADVANTAGE CONTRACTS. Before annuity payments have commenced, a death benefit is generally payable when either the Contract Owner or annuitant dies and there is no surviving contingent annuitant. At purchase, Contract Owners elect either the Standard Death Benefit or the Annual Step-Up to Age 75 Death Benefit. Under the Standard Death Benefit, upon the death of the Annuitant, the death benefit payable will be the greatest of (1) the Contract value on the date the death is reported, (2) total purchase payments adjusted to reflect partial surrenders, or (3) the Contact value as of each fifth anniversary of the date the Contract is issued, before the annuitant's 75th birthday. For an extra charge, Contract Owners may elect the Annual Step-Up to Age 75 Death Benefit. Under this benefit, instead of the Contract value as of each fifth anniversary, the death benefit will be equal to the highest Contract value on any annual anniversary before the annuitant's 75th birthday, if greater than the amounts in (1) or (2) above.

     UNIVERSAL SELECT ANNUITY CONTRACTS. Before annuity payments have commenced, a death benefit is generally payable when either the Contract Owner or annuitant dies and there is no surviving contingent annuitant. At purchase, Contract Owners elect either the Standard Death Benefit or the Annual Step-Up to Age 75 Death Benefit. Under the Standard Death Benefit, upon the death of the Annuitant, the death benefit payable will be the greatest of (1) the Contract value on the date the death is reported, (2) total purchase payments adjusted to reflect partial surrenders, or (3) the Contact value as of each anniversary of the date the Contract is issued, before the annuitant's 65th birthday. For an extra charge, Contract Owners may elect the Annual Step-Up to Age 75 Death Benefit. Under this benefit, the annual step-up to age 65 as described in (3) above is extended to the annuitant's 75th birthday.

WITHDRAWALS FROM THE CONTRACTS

     A Contract Owner may withdraw all or part of his or her Contract value any time before the annuity payments commence. Subject to certain exceptions, a withdrawal charge of 5% will apply if a purchase payment is withdrawn within five years of the payment date. Beginning twelve months after the date the Contract was issued, a Contract Owner may withdraw up to 10% of cash value (determined as of the most recent anniversary of the Contract's issuance) annually without any withdrawal charge, although such withdrawals may have tax consequences.

     Owners of Universal Annuity Advantage and Universal Select Annuity Contracts may elect a Guaranteed Minimum Withdrawal Benefit ("GMWB") rider for an additional charge. The GMWB rider guarantees a return of purchase payments regardless of market conditions if the Contract Owner does not withdraw more than a certain amount per year. The amount guaranteed to be returned (the "benefit base") is the initial purchase payment if the GMWB is elected at the time the Contract is issued, or the Contract value on the date the GMWB is elected if the benefit is added after the Contract's issuance. If a Contract Owner begins taking withdrawals within three years of the effective date of the GMWB, the annual withdrawal amount will equal 5% of the benefit base. If a Contract Owner begins taking withdrawals more than three years after the effective date, the annual withdrawal amount will equal 10% of the benefit base. Annual withdrawal amount payments may be made on any schedule requested by the Contract Owner (e.g., twelve equal monthly installments). Subsequent purchase payments and withdrawals (other than GMWB withdrawals) will affect the amount of the benefit base. Contingent deferred sales charges may apply on GMWB withdrawals.

ASSET ALLOCATION PROGRAMS

     Two asset allocation programs, the Managed Advisory Portfolio Program ("MAPP") and the Chart asset allocation program ("Chart"), under which investment advice is provided to Contract Owners regarding the allocation of their Contract assets among available investment options are offered to Contract Owners for an additional charge.

     MAPP (Universal Annuity and Universal Annuity Advantage Contracts only). MAPP is offered by Tower Square Securities Inc. ("Tower Square"), an affiliate of TIC, to participants in qualified retirement plans. Except as described below, a MAPP participant must allocate his or her Contract value according to one of six model portfolios developed by Standard & Poor's Investment Advisory Services LLC ("Standard & Poor's"), an investment adviser that Tower Square engaged to create MAPP. Based on the results of a standardized questionnaire completed by the participant, one of the six model portfolios is matched to the participant based on his or her risk tolerance and investment time horizon. Participants may select a model portfolio that is different from the recommended one, or may choose to create a customized portfolio. Standard & Poor's may make changes to the asset allocation models on an annual or other basis. MAPP participants will be notified of any such changes, and the participant will have the opportunity to reject the change.

     CHART (Universal Annuity and Universal Select Annuity Contract only). Chart is offered by CitiStreet Financial Services LLC ("CFS"), also an affiliate of TIC, to participants in qualified retirement plans. Chart participants authorize CFS to allocate their Contract assets according to asset allocation models developed in consultation with CRA/RogersCasey, Inc. Based on the results of a questionnaire designed to evaluate the participant's risk tolerance and investment time horizon, participants are matched to an investor profile. Each investor profile establishes allocation percentages among four "program funds," none of which are the Account or the Portfolio. CFS reviews its investment models and each investor profile periodically, and may make changes to the allocation percentages or may change, add or eliminate program funds. CFS will notify Chart participants in advance of any such change, and the participant will have the opportunity to reject the change.

               INFORMATION RELATING TO THE PROPOSED REORGANIZATION

GENERAL

     The Agreement sets forth the terms and conditions under which the Reorganization would be consummated. Significant provisions of the Agreement are summarized below; however, this summary is qualified in its entirety by reference to the copy of the Agreement that is attached as Appendix A to this Combined Prospectus/Proxy Statement and that is incorporated herein by reference.

DESCRIPTION OF THE REORGANIZATION AND THE AGREEMENT

     To effect the Reorganization, TIC, on behalf of the Account, will as of the close of business on April 30, 2006 or such other date as is agreed to by the parties to the Agreement (the "Closing Date") transfer all of the Account's assets (except, if required, for a minimal amount of cash needed to keep bank accounts open) to the Portfolio. In exchange for the assets of the Account, the Series Trust will issue shares of the Portfolio to TIC for the benefit of the Account, and the Portfolio will assume any unsatisfied liability incurred by the Account before the Closing Date (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account). The number of shares of the Portfolio to be issued in the Reorganization shall be determined by dividing the value of the net Account assets to be transferred, as of the close of trading on the Closing Date, by the net asset value of the Portfolio shares at that time. In turn, TIC will cause the shares of the Portfolio received for the benefit of the Account to be transferred to the Successor Account as assets of the New Sub-Account, and the Successor Account will issue to the Account units of the New Sub-Account equal in value to the shares of the Portfolio received. The Account will then redeem its outstanding units held by Contract Owners, replacing them with the units of the New Sub-Account it received.

     As a result of these transactions, each Contract Owner will beneficially own units of the New Sub-Account with an aggregate unit value equal to the aggregate net asset value of the units of the Account the Contract Owner owned before the Reorganization. The New Sub-Account will become a shareholder of the Portfolio, and, unlike the Account, will not make investments in operating companies directly, but rather will invest through the Portfolio.

     The Reorganization of the Account is subject to a number of conditions, including, without limitation: approval of the Agreement and the transactions contemplated thereby, as described in this Combined Prospectus/Proxy Statement, by the Account's Contract Owners; the receipt of a legal opinion from tax counsel with respect to certain tax issues, as more fully described in "Federal Income Tax Consequences" below; and the parties' performance of their respective agreements and undertakings in the Agreement. The Reorganization may be postponed or canceled for any reason with the consent of the parties to the Agreement involved in the Reorganization at any time prior to the Closing, including after its approval by Contract Owners.

     TIC or its affiliates will assume all costs and expenses associated with effecting the Reorganization, and none of the Account, Portfolio, New Sub-Account or Contract Owners whose contract values are allocated to the Account will bear any such costs and expenses.

FEDERAL INCOME TAX CONSEQUENCES

     Consummation of the Reorganization is subject to the condition that TIC, the Account, and the Series Trust receive an opinion of Sutherland Asbill & Brennan LLP, special counsel to the Account, to the effect that for federal income tax purposes:

     1. TIC (including the Account) will not recognize any gain or loss as a result of the restructuring of the Account as the New Sub-Account;

     2. Under Section 351 of the Internal Revenue Code (the "Code"), TIC (including the Account) will not recognize any gain or loss as a result of the transfer of the Account's assets to the Portfolio in exchange for shares of the Portfolio and the assumption by the Portfolio of the Account's liabilities (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account);

     3. Under Section 1032 of the Code, no gain or loss will be recognized by the Portfolio upon the receipt of the Account's assets solely in exchange for the issuance of Portfolio shares and the assumption of the Account's liabilities (other than liabilities associated with insurance obligations that will be assumed by the New Sub-Account);

     4. Under Section 362(a) of the Code, the Portfolio's basis in the assets received from the Account will be the same as TIC's basis in such assets immediately prior to the Reorganization;

     5. Under Section 1223(2) of the Code, the Portfolio's holding period for the transferred assets will include the period during which such assets were held by the Account;

     6. Under Section 358 of the Code, TIC's aggregate basis in the shares of the Portfolio received in the Reorganization will be the same as the aggregate adjusted basis of the assets surrendered in exchange therefore reduced by the amount of any liabilities of the Account assumed by the Portfolio;

     7. Under Section 1223(1) of the Code, TIC's holding period in the shares of the Portfolio received in a Reorganization will include its holding period for the assets surrendered in exchange therefor, provided that such assets were held as capital assets on the Closing Date; and

     8. no gain or loss will be recognized by the Contract Owners as a result of the Reorganization;

     Neither TIC nor the Portfolio has sought a tax ruling from the Internal Revenue Service (the "IRS"), but is acting in reliance upon the opinion of counsel discussed in the previous paragraph. That opinion is not binding on the IRS and does not preclude the IRS from adopting a contrary position. Contract owners should consult their own tax advisors concerning their potential tax consequences, including state and local income taxes.

BOARD CONSIDERATIONS

     In approving the Reorganization at meetings held on November 10, 2005 and January 25, 2006, the Account Board considered the proposed Reorganization from the perspective of the Account. In light of discussions of the Account Board at the meetings, and the written materials provided to the Account Board in advance of the meetings, the Account Board, including the Managers who are not "interested persons" of the Account under the 1940 Act, unanimously decided to approve the Reorganization and to recommend its approval to Contract Owners.

     The Account Board considered that the Account's structure as an actively managed separate account registered under the 1940 Act (a "registered managed separate account"), as opposed to a unit investment trust ("UIT") that invests all of its assets in an underlying mutual fund, is becoming increasingly rare in the variable annuity industry. As a result, the current structure results in operational and compliance considerations that differ from those of the unmanaged UIT separate accounts that are more common in the industry generally and among the separate accounts of TIC and its affiliates, and those unique considerations may lead to operational and compliance difficulties over time. In this regard, the Account Board considered the recent acquisition of TIC by MetLife, Inc. ("MetLife"), and that fact that no other MetLife-affiliated insurance companies currently maintain any registered managed separate accounts. The Account Board, the members of which also serve as the Boards of Managers of certain other registered managed separate accounts of TIC, also considered their decisions as members of such other boards to take steps to effectuate the conversion of those other separate accounts to UITs. Therefore, the Account Board determined that it would be in the best interests of Contract Owners to change the Account's structure to the more common unit investment trust/underlying mutual fund structure.

     The Account Board considered that the Portfolio will be identical to the Account in terms of its investment objective and its fees and expenses (except for the mortality and expense risk and other insurance charges assessed to the Account that will be assessed to the New Sub-Account after the Reorganization), and will be substantially similar to the Account in terms of its investment policies and restrictions. The Account Board considered the differences between the Account and the Portfolio, including: (1) the differences in their stock selection processes and fundamental investment policies (as described below under "Management of Account and Portfolio - Fundamental Investment Policies"), and the fact that the investment objective of the Portfolio will not be a fundamental policy; and (2) the differences in the investment advisers and subadvisers for the Account and Portfolio (although the investment advisers for the Account and Portfolio are affiliated companies, as are the subadvisers). The Account Board concluded that any differences between the Account and the Portfolio are unlikely to have a material adverse effect on Contract Owners.

     Finally, the Account Board considered the terms of the Agreement, and the fact that the Reorganization is not expected to result in the recognition of gain or loss by Contract Owners for federal income tax purposes.

     After considering the foregoing factors, together with such information as they believed to be relevant, the Account Board determined that the proposed Reorganization is in the best interests of the Account, and that the interests of the Account's Contract Owners would not be diluted as a result of the Reorganization. The Board then approved the Agreement and directed that the Agreement be submitted to Contract Owners for approval.

     Therefore, the Account's Board of Managers unanimously recommends that Contract Owners vote "FOR" Proposal 1.

     The Account Board has not determined what action the Account would take in the event Contract Owners fail to approve the Agreement or for any other reason the Reorganization is not consummated. In any such event, the Account will, at least for a period of time, continue operations as a registered managed separate account, and the Account Board may consider alternatives to the Reorganization in the best interest of Contract Owners, including the reorganization of the Account into another mutual fund or mutual fund portfolio.

     The Board of Trustees of the Series Trust, including the trustees who are not "interested persons" of the Series Trust under the 1940 Act, has also approved the Agreement on behalf of the Portfolio.

MANAGEMENT OF ACCOUNT AND PORTFOLIO

FUNDAMENTAL INVESTMENT POLICIES

     Both the Portfolio and the Account are subject to certain "fundamental" investment policies, which may not be changed without a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of the Portfolio or Account, as the case may be. In general, the fundamental policies of the Portfolio are less restrictive than those of the Account. For example, the Portfolio's fundamental policy regarding making loans permits it to lend portfolio securities, while the fundamental policy of the Account on lending does not. In addition, a fundamental restriction of the Portfolio provides that the Portfolio may not invest in other investment companies except as permitted by the 1940 Act, while the Account may only invest in other investment companies as part of a merger, consolidation, or acquisition of assets. The Account is subject to certain fundamental restrictions for which the Portfolio has no fundamental restriction addressing the same type of investment, including restrictions on (1) purchasing securities for the purpose of exercising control or management, (2) selling securities short, (3) purchasing securities on margin, and (4) investing more than 5% of the Account's assets in "restricted" securities (securities that may not be publicly offered without registration under the Securities Act of 1933).

ADVISORY AND SUBADVISORY SERVICES

     MetLife Investors Advisory LLC ("MetLife Investors"), 5 Park Plaza, Suite 1900, Irvine, California 92614, is the investment adviser for the Portfolio. Travelers Asset Management International Company LLC ("TAMIC"), One Cityplace, Hartford, Connecticut 06103, is the investment adviser for the Account. Both MetLife Investors and TAMIC are indirect, wholly-owned subsidiaries of MetLife. MetLife Investors and TAMIC generally supervise the management and investment program for the Portfolio and Account, respectively, with day-to-day portfolio management provided by subadvisers. MetLife Investors and TAMIC are responsible for the oversight of the subadvisers' management for the Portfolio and Account, respectively. MetLife Investors and TAMIC are permitted, subject to certain conditions specified in an exemption obtained from the Securities and Exchange Commission (including approval by the Board of Trustees of the Series Trust or the Account Board, as appropriate), to enter into new and amended subadvisory agreements for the Portfolio and Account, respectively, including agreements with new unaffiliated subadvisers and agreements with existing subadvisers if there is a material change in the terms of the subadvisory agreement, without shareholder or Contract Owner approval. If an agreement is entered into with a new subadviser, Contract Owners would receive notice of such action, including the information concerning the new investment adviser that normally is provided in a proxy statement.

     As compensation for its services for the Account, TAMIC receives a management fee from the Account based on the following fee schedule:

         AVERAGE DAILY NET ASSETS OF THE PORTFOLIO                     MANAGEMENT FEE RATE
         First $500 million                                            0.65%
         $500 million - $1 billion                                     0.55%
         $1 billion - $1.5 billion                                     0.50%
         $1.5 billion - $2 billion                                     0.45%
         Over $2 billion                                               0.40%

As compensation for its services for the Portfolio, MetLife Investors will receive a management fee from the Portfolio also based on this fee schedule.

     TIMCO Asset Management Inc serves as subadviser for the Account. Effective December 1, 2005, TIMCO became an indirect wholly-owned subsidiary of Legg Mason, Inc ("Legg Mason"), a financial services holding company. Prior to that date, TIMCO was an indirect wholly-owned subsidiary of Citigroup Inc. As part of the acquisition of TIMCO by Legg Mason, it is expected that TIMCO's investment advisory operations [insert additional info about TIMCO changes] Consequently, Batterymarch is expected to serve as subadviser for the Portfolio.

     Batterymarch, 200 Clarendon Street, Boston, Massachusetts 02116, will be the subadviser for the Portfolio. Batterymarch acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds, as well as to individual investors. Total assets under management by Batterymarch were approximately $15.0 billion as of December 31, 2005. Like TIMCO, Batterymarch is a wholly-owned subsidiary of Legg Mason.

     The portfolio managers for the Account (since February 1, 2006) are Yu-Nien (Charles) Ko, Edward R. Miller, Anthony C. Santosus, Lisa A. Sebesta, and Michael D. Soares. These individuals are also expected to be the portfolio managers of the Portfolio. Mr. Ko, CFA, is Co-Director and Senior Portfolio Manager of Batterymarch. Mr. Ko joined Batterymarch in 2000 as a quantitative analyst and was promoted to portfolio manager in 2003 and to Co-Director and Senior Portfolio Manager of the U.S. investment team in 2006. He has seven years of investment experience. Mr. Miller, CFA, is a portfolio manager of Batterymarch. Mr. Miller joined Batterymarch in 2004. He was a quantitative analyst from 2003 to 2004 at 1838 Investment Advisors and headed Edward Miller Associates, which provided stock recommendations. Mr. Miller also worked as a portfolio manager at Guardian Investors Services from 1989 to 2001. He has 18 years of investment experience. Mr. Santosus, CFA, is also a portfolio manager of Batterymarch. Mr. Santosus joined Batterymarch's U.S. investment team in 2001. Prior to that, he managed U.S. equity portfolios at Putnam Investments with additional responsibilities related to product development. He has 19 years of investment experience. Ms. Sebesta, CFA, is a portfolio manager of Batterymarch. Ms. Sebesta joined Batterymarch in 2000 as a U.S. investment specialist, and was promoted to portfolio manager in 2003. She has eight years of investment experience. Mr. Soares is also a portfolio manager of Batterymarch. Mr. Soares joined Batterymarch in 1996 as an assistant portfolio manager, became a quantitative analyst in 1998, and a portfolio manager in 2003. He has 11 years of investment experience.


     OTHER SERVICES

     TIC and the Account have entered into an Administrative Services Agreement and Agreement to Provide Guarantees, under which TIC, among other matters, provides or arranges for the provision of all administrative services for the Account out of the Mortality and Expense Risk charge paid to TIC by the Account. Consequently, the Account normally does not pay any amounts that should be listed as "Other Expenses" in the Comparative Fee and Expense Tables above. Similarly, under its investment advisory agreement with the Series Trust with respect to the Portfolio, MetLife Investors will agree that the Portfolio's expenses (excluding brokerage commissions, interest charges and taxes) will not exceed the management fee set forth above, so that the Portfolio normally will also not pay any amounts that must be listed above as "Other Expenses" in the Comparative Fee and Expense Tables above.

     BOARD STRUCTURE AND CONTRACT OWNER VOTING

     Unlike the Account, the Successor Account (which will include the New Sub-Account) will not have a board of directors or managers. However, the Series Trust does have a Board of Trustees, which will be responsible for certain matters with respect to the Portfolio for which the Account Board is responsible as to the Account, such as the annual consideration of the continuance of investment advisory and subadvisory agreements.

     Procedures for obtaining Contract Owner approval of actions requiring such approval will also change as a result of the Reorganization. Currently, Contract

Owners with assets allocated to the Account vote directly with respect to items affecting the Account. If the Reorganization is approved by Contract Owners, Contract Owners will vote indirectly by instructing TIC as to how to vote shares in the Portfolio. Each share of the Portfolio outstanding is entitled to one vote on all matters submitted to a vote of shareholders. TIC will vote the shares of the Portfolio for which instructions are not provided in proportion to the instructions received from Contract Owners.

     PERFORMANCE OF ACCOUNT

     The following charts show how the units of the Account have performed in the past. The charts include the effects of Account expenses. Past performance is not an indication of future results.

     YEAR-BY-YEAR TOTAL RETURN

     The charts below show the percentage gain or loss for the units of the Account for each of the last ten calendar years. These charts should give Contract Owners a general idea of the risks of investing in the Account and, because the investment policies of the Account and Portfolio are substantially identical, the Portfolio by showing how the Account's returns have varied from year to year. Because the Portfolio has not yet commenced operations, no performance data for the Portfolio is available. Total return amounts are presented for the last ten years, which may include periods before a particular form of Contract was offered, or periods before a Contract Owner purchased his or her Contract. Your investment results may differ. The Account and Portfolio may experience short-term performance swings as indicated in the high and low quarter information following each chart.

                                     ACCOUNT

-------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------
    21.4%         31.5%       28.7%        21.7%       -12.5%      -15.9%       -21.7%       26.2%       11.0%        4.5%
-------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------
-------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------
    1996          1997         1998        1999         2000        2001         2002        2003         2004        2005
-------------- ------------ ----------- ------------ ----------- ------------ ----------- ------------ ----------- ------------

                    High Quarter: 22.9% (Fourth Quarter 1997)
                    Low Quarter: -16.9% (Third Quarter 2002)


         AVERAGE ANNUAL TOTAL RETURN (FOR THE PERIOD ENDED 12/31/2005)

     The next table lists the average annual total return of the Account for the one, three and ten year periods ended on December 31, 2005. This table is intended to provide Contract Owners with some indication of the risks of investing in the Account and Portfolio by comparing the performance of the Account with an appropriate widely recognized index of securities, a description of which can be found following the table. An index does not reflect fees or expenses, and it is not possible to invest directly in an index.

--------------------------------- ------------------------------ ------------------------------- ------------------------------
                                     One year ended 12/31/05       Five years ended 12/31/05       Ten years ended 12/31/05
--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------
            Account                           4.5%                           -0.7%                           7.7%

--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------
Standard & Poor's 500 Composite               4.9%                            0.5%                           9.1%
       Stock Price Index*
--------------------------------- ------------------------------ ------------------------------- ------------------------------
--------------------------------- ------------------------------ ------------------------------- ------------------------------

--------------------------------- ------------------------------ ------------------------------- ------------------------------

* The Standard & Poor's 500 Composite Stock Price Index consists of 500 common stocks and is heavily weighted toward stocks with large market capitalizations.

                                 CAPITALIZATION

No capitalization information is provided because the Portfolio has not commenced operations, and will not do so unless and until the Reorganization is consummated.

                         PORTFOLIO FINANCIAL HIGHLIGHTS

     The following financial highlights table is intended to help you understand the financial performance of the Account as the predecessor to the Portfolio. Certain information reflects financial results for a single Account unit. Financial highlights for the Account's five fiscal years ended December 31, 2004 have been derived from the Account's financial statements, which have been audited by KPMG LLP, the Account's independent registered public accounting firm for those fiscal years, whose report is included in the Annual Report of the Account, which is available upon request. The financial highlights for the six months ended June 30, 2005 are unaudited.

                                                          SIX MONTHS
                                                            ENDED                  For the years ended December 31,
Total M&E and Rider Charges 1.25%, 3.5% AIR                JUNE 30,          (Derived from audited financial information)
                                                             2005         2004       2003        2002        2001       2000
                                                          ----------   ---------------------------------------------------------
SELECTED PER UNIT DATA:
Total investment income..................................  $   .156     $  .330    $  .251    $  .229     $  .254    $  .232
Operating expenses.......................................      .174        .331       .281       .287        .343       .416
                                                           --------    --------   --------   --------    --------   --------
Net investment income..................................     (.018)        (.001)     (.030)     (.058)      (.089)     (.184)

Unit value at beginning of period........................    18.903      17.028     13.496     17.245      20.498     23.436
Net realized and change in unrealized gains (losses).....     (.288)      1.876      3.562     (3.691)     (3.164)    (2.754)
                                                           --------    --------   --------   --------    --------   --------
Unit value at end of period..............................  $ 18.597      18.903     17.028     13.496      17.245     20.498
                                                           ========    ========   ========   ========    ========   ========

SIGNIFICANT RATIOS AND ADDITIONAL DATA:
Net increase (decrease) in unit value....................  $  (.31)     $  1.88    $  3.53    $ (3.75)    $ (3.25)   $ (2.94)
Ratio of operating expenses to average net assets........    1.90%*       1.90%       1.90%      1.89%       1.88%      1.84%
Ratio of net investment income (loss) to average
  net assets.............................................   (0.20)%*    (0.02)%     (0.19)%    (0.37)%     (0.49)%    (0.82)%
Number of units outstanding at end of period (thousands).   18,757      19,978      21,853     24,100      27,559     29,879
Portfolio turnover rate..................................       13%        43%         68%        54%         32%        59%

*Annualized

                             ADDITIONAL INFORMATION

TIC

     TIC is a stock life insurance company chartered in 1863 in the State of Connecticut and has continuously engaged in the insurance business since that time. TIC is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. TIC's home office is located at One Cityplace, Hartford, Connecticut 06103-3415. On July 1, 2005, TIC was acquired by MetLife, and is now an indirect wholly owned subsidiary of MetLife, which, through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional companies. Prior to that time, TIC was an indirect wholly owned subsidiary of Citigroup Inc., a global financial services holding company.

THE ACCOUNT

     The Account was established as a separate account of TIC on __________. The Account is a diversified, open-end management investment company registered with the Securities and Exchange Commission under the 1940 Act. The assets of the Account are invested directly in securities, such as bonds, that are consistent with the stated investment policies of the Account. The operation of the Account is subject to the provisions of Section 38a-433 of the Connecticut General Statutes, which authorize the Insurance Commissioner of the State of Connecticut to adopt regulations. Section 38a-433 and the regulations thereunder contain no restrictions on investments of the Account. TIC holds title to the assets of the Separate Accounts. The assets are kept physically segregated, are held separate and apart from TIC's general corporate assets, and are not subject to claims of TIC's general creditors.

THE SUCCESSOR ACCOUNT AND NEW SUB-ACCOUNT

     The Successor Account was established as a separate account of TIC on May 16, 1983 and is registered under the 1940 Act as a unit investment trust. The Successor Account is divided into sub-accounts, one of which will be the New Sub-Account. Like the Account, the assets of the Successor Account and New Sub-Account are kept physically segregated, are held separate and apart from TIC's general corporate assets, and are not subject to claims of TIC's general creditors. Income, gains and losses from assets allocated to the Successor Account are, in accordance with the Contracts, credited to or charged against the Successor Account without regard to income, gains or losses of TIC. Unlike the Account, however, the assets of the Successor Account's various sub-accounts are not invested directly in securities of operating companies, but rather in shares of an underlying mutual fund, with the assets of the New Sub-Account to be invested in shares of the Portfolio.

THE SERIES TRUST AND THE PORTFOLIO

     The Series Trust is an open-end management investment company registered under the 1940 Act, consisting of 47 separate investment portfolios or series. The Portfolio is one of those series, and is classified as "diversified" under the 1940 Act. The Series Trust was formed on July 27, 2000 as a business trust under the laws of the State of Delaware, and the Portfolio will commence operations upon consummation of the Reorganization. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to portfolios of the Trust, effective February 12, 2001. Shares of the Portfolio are offered to separate accounts of TIC as an investment vehicle for variable annuity products of TIC. Shares of the Portfolio are not offered directly to the public. The Portfolio is authorized to issue four classes of shares, but it is the current intention of the Series Trust to offer only

Class A shares of the Portfolio. Class A shares are sold without any sales charges and do not pay distribution or "Rule 12b-1" fees.

     DISCLOSURE OF PORTFOLIO HOLDINGS

     The following information is generally made available on one or more MetLife and TIC web sites (including www.metlifeinvestors.com): (i) the ten largest portfolio holdings of the Portfolio; (ii) unless the Portfolio's subadviser has objected, the percentage that each of these holdings represents of the Portfolio's net assets, and the percentage of the Portfolio's net assets that these top ten holdings represent in the aggregate. This information is posted to the web site on the first business day of the second month following the calendar quarter. The Series Trust may exclude any portion of these holdings from the posting when deemed in the best interest of the Series Trust. These postings generally remain until replaced by new postings as described above.

     A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI relating to this Combined Prospectus/Proxy Statement.

     DIVIDENDS AND DISTRIBUTIONS

     The Portfolio intends to distribute substantially all of its net investment income, if any. The Portfolio will distribute its dividends from its net investment income to the New Sub-Account at least once a year, and not to the Contract Owner. These distributions are in the form of additional shares and not cash. The result is that the Portfolio's investment performance, including the effect of dividends, is reflected in the cash value of the Contracts. Please see the Prospectus relating to your Contract for more information. All net realized long- or short-term capital gains of the Portfolio are also declared once a year and reinvested in the Portfolio.

     TAXES

     Please see the Prospectus relating to your Contract for a discussion of the tax impact on you resulting from the income taxes the New Sub-Account owes as a result of its ownership of the Portfolio's shares and its receipt of dividends and capital gains. The Portfolio expects to qualify and to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As qualified, the Portfolio is not subject to federal income tax on that part of its taxable income that it distributes to the New Sub-Account. Taxable income consists generally of net investment income, and any capital gains. It is the Portfolio's intention to distribute all such income and gains.

     Shares of the Portfolio are offered only to the separate accounts of TIC. Separate accounts are insurance company separate accounts that fund life insurance policies and annuity contracts. Under the Code, an insurance company pays no tax with respect to income of a qualifying separate account when the income is properly allocable to the value of eligible variable annuity or variable life insurance contracts.

     Section 817(h) of the Code and the regulations thereunder impose "diversification" requirements on the assets underlying a Contract. The Portfolio intends to maintain diversification which will allow each Contract to satisfy these requirements. These requirements are in addition to the diversification requirements imposed on the Portfolio by Subchapter M and the 1940 Act. Technically, the section 817(h) requirements provide that, with limited exceptions, as of the end of each calendar quarter or within thirty days thereafter no more than 55% of the assets underlying a Contract may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, an investment in the Portfolio is treated not as a single investment but as an investment in each asset owned by the Portfolio, so long as shares of the Portfolio are owned only by separate accounts of insurance companies, by qualified pension and retirement plans, and by a limited class of other investors. The Portfolio is and will be so owned. Thus so long as each Portfolio meets the section 817(h) diversification tests, each Contract will also meet those tests.

     The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Portfolio. Contract Owners are urged to consult their tax advisers.

     PURCHASE AND REDEMPTION OF SHARES

     MetLife Investors Distribution Company is the principal underwriter and distributor of the Series Trust's shares. MetLife Investors Distribution Company places orders for the purchase or redemption of shares of the Portfolio based on, among other things, the amount of net Contract premiums or purchase payments transferred to the New Sub-Account and benefit payments to be effected on a given date pursuant to the terms of the Contracts. Such orders are effected, without sales charge, at the net asset value per share for the Portfolio determined on that same date. The Series Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

     Under certain circumstances, redemption proceeds may be paid in securities or other property rather than in cash if MetLife Investors determines it is in the best interests of the Series Trust.

     MARKET TIMING

     The Series Trust's Board of Trustees has adopted certain procedures, described below, to discourage certain types of trading in Portfolio shares that may be harmful to long-term investors, specifically (i) trading that is designed to exploit pricing inefficiencies and thereby dilute the returns of long-term investors; or (ii) frequent trading by an investor that generates sufficiently volatile cash flows to be disruptive to a portfolio manager's ability to manage the Portfolio's assets ((i) or (ii), "market timing"). The Series Trust is not intended for investment by market timers. The Series Trust does not knowingly accommodate market timing in the Portfolio and, to the Series Trust's knowledge, there are no arrangements currently in place that are designed to permit any Contract Owner to engage in market timing. As noted above, the Series Trust reserves the right to reject or limit all or part of any purchase or exchange order for any reason.

     The Series Trust requires that the insurance company separate accounts that invest in its portfolios have in place policies and procedures reasonably designed to detect and deter market timing in the separate accounts by contract owners. In addition, MetLife Investors conducts certain tests to help detect cash outflows or cashflow volatility that may be disruptive to a portfolio manager's ability to manage the Portfolio. Under certain circumstances, MetLife Investors may refer issues that come to its attention through such monitoring to the appropriate insurance company or companies.

     If the Series Trust finds that any insurance company has in place inadequate policies and procedures, with respect to a particular separate account, to detect and deter market timing in Portfolio shares and there is evidence of market timing in that separate account, the Series Trust or any of its portfolios may be discontinued as an investment option of that separate account. In such an event, all contract owners of such separate account would no longer be able to make new investments in the Series Trust or any of its portfolios. The Series Trust reserves the right to modify this policy, including any procedures established from time to time to effectuate this policy, at any time without notice.


   LIMITATIONS ON THE SERIES TRUST'S ABILITY TO DETECT AND DETER MARKET TIMING

     The Portfolio is available as an investment option under a number of different forms of Contract. Contract Owners transfer value among sub-accounts of the Successor Account by contacting TIC. The resulting purchases and redemptions of Portfolio shares are made through omnibus accounts of TIC. The right of a Contract Owner to transfer among sub-accounts is governed by his or her contract between the insurance company and such owner. The terms of these Contracts, the presence of financial intermediaries (including TIC) between the Series Trust and Contract Owners, the utilization of omnibus accounts by these intermediaries and other factors such as state insurance laws may limit the Series Trust's ability to detect and deter market timing. Multiple tiers of such financial intermediaries may further compound the Series Trust's difficulty in detecting and deterring such market timing activities.

     RISKS ASSOCIATED WITH MARKET TIMING GENERALLY

     While the Series Trust will try to detect and deter market timing by utilizing the procedures described above, these procedures may not be successful in identifying or deterring market timing. By realizing profits through short-term trading, Contract Owners that engage in market timing activities may dilute the value of shares held by long-term investors. Cashflow volatility resulting from frequent trading of Portfolio shares, especially involving large dollar amounts, may disrupt the portfolio managers' ability to manage the Portfolio's assets. Frequent trading may be disruptive if it makes it difficult for the Portfolio to implement its long-term investment strategies, for example by causing the Portfolio to maintain a higher level of its assets in cash to accommodate such frequent trading. Frequent trading may also be disruptive if it forces the Portfolio to sell portfolio securities at inopportune times to raise cash to accommodate such trading activity. In addition, frequent trading may cause the Portfolio to incur increased expenses. For example, as a result of such frequent trading, the Portfolio may be forced to liquidate investments and thereby incur increased brokerage costs and realize taxable capital gains without attaining any investment advantage. All of these factors may adversely affect Portfolio performance.

     If securities are thinly traded, traded infrequently, or relatively less liquid, the current market price for the securities may not accurately reflect current market values. A market timer may seek to engage in strategies designed to take advantage of these pricing differences ("price arbitrage") by investing in portfolios that invest in such securities, and thereby dilute the returns of long-term investors. A portfolio that invests significantly in foreign securities may be particularly susceptible to strategies designed to exploit pricing inefficiencies. This is because foreign securities are typically traded on markets that close well before the time the portfolio calculates its net asset value (typically at 4:00 p.m. Eastern Time), which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. Given that the Portfolio primarily invests in the securities of larger U.S. companies, the Series Trust does not expect that the Portfolio will be significantly affected by price arbitrage.

     VALUATION OF SHARES

     The Portfolio's net asset value per share is ordinarily determined once daily, as of the close of the regular session of business on the New York Stock Exchange (NYSE) (usually at 4:00 p.m., Eastern Time), on each day the NYSE is open. To the extent that the Portfolio's assets are traded in other markets when the NYSE is closed, the value of the Portfolio's assets may be affected on days when the Series Trust is not open for business. In addition, trading in some of the Portfolio's assets may not occur when the Series Trust is open for business.

     Net asset value of the Portfolio's shares is computed by dividing the value of the net assets of the Portfolio by the total number of shares outstanding in the Portfolio. Share prices for any transaction are those next calculated after receipt of an order.

     Except for money market instruments maturing in 60 days or less and foreign securities as discussed below, securities held by the Portfolio are valued at market value. If market values are not readily available, or if available market quotations are not reliable, securities are priced at their fair value as determined by the Valuation Committee of the Series Trust's Board of Trustees using procedures approved by the Board of Trustees. The Portfolio may use fair value pricing if the value of a security has been materially affected by events occurring before the Portfolio's calculation of NAV but after the close of the primary markets on which the security is traded. The Portfolio may also use fair value pricing if reliable market quotations are unavailable due to infrequent trading or if trading in a particular security was halted during the day and did not resume prior to the Portfolio's calculation of NAV. The use of fair value pricing has the effect of valuing a security based upon the price a Portfolio might reasonably expect to receive if it sold that security but does not guarantee that the security can be sold at the fair value price. Further, because of the inherent uncertainty of fair valuation, a fair valuation price may differ significantly from the value that would have been used had a ready market for the investment existed, and these differences could be material.

     The Portfolio has retained a third party pricing service to automatically fair value each of its investments that is traded principally on a foreign exchange or market, subject to adjustment by the Series Trust's Valuation Committee. The Valuation Committee will regularly monitor and review the services provided by the pricing service to the Portfolio and periodically report to the Board of Trustees on the pricing services' performance.

     Money market instruments maturing in 60 days or less are valued on the amortized cost basis.


                               VOTING INFORMATION


     Contract owners may vote (1) by mail: simply enclose the executed proxy card in the postage-paid envelope found within the proxy package; (2) by telephone: dial the toll-free number listed on the proxy card; you will need the control number listed on the proxy card; or (3) by Internet: access the website listed on the proxy card; you will need the control number located on the proxy card. If the Account records votes by telephone or through the Internet, it will use procedures reasonably designed to authenticate Contract Owners' identities, to allow Contract Owners to vote units in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone or through the Internet may be revoked at any time before they are voted as described below.

     Contract Owners may revoke previously submitted proxies by notifying TIC in writing at any time before 5:00 p.m. (Eastern time) on April __, 2006 or by attending and voting in person at the Meeting. The expenses of soliciting voting instructions will be borne by TIC, and not by the Account, the Portfolio, the Series Trust, or Contract Owners. The solicitation will be made primarily by mail, but TIC and its affiliates may make telephone, electronic, or oral communications to Contract Owners. Representatives of __________, a proxy services firm, may also conduct solicitations of Contract Owners. The estimated cost of retaining _____ is approximately $_____. As noted above, such cost will not be borne by the Account.

     Twenty percent of the outstanding units of the Account represented in person or by proxy must be present at the Meeting to constitute a quorum. Approval of the Agreement requires the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Account. Contract Owners of record are entitled to one vote for each full share owned, with a fractional vote for each fractional share. The Reorganization does not require the approval of the shareholders of the Portfolio.

     A Contract Owner vote may be taken with respect to a matter if a quorum is present and sufficient votes have been received for approval. If a quorum is not present at the Meeting, or if a quorum is present but, at the Meeting, sufficient votes to approve the Reorganization are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the units represented at the Meeting in person or by proxy. Based on voting instructions received, proxies will vote in favor of such adjournment those instructions that are in favor of the Reorganization, will vote against any adjournments those instructions that are against the Reorganization, and will abstain from voting with respect to any adjournment those instructions that are marked to abstain in connection with the Reorganization. Abstentions will be counted to determine whether a quorum is present at the Meeting, but will have the effect of a vote "AGAINST" the Reorganization.

     The Board has fixed January 31, 2006 as the record date for determining stockholders entitled to receive notice of and to vote at the Meeting. To be counted, a Contract Owner voting by mail, telephone or the Internet must submit his or her vote so that it is received by 5:00 p.m. Eastern time on April __, 2006.

     [confirm:] To the knowledge of TIC and the Account, no person owned beneficially more than 5% of the Account as of the Record Date. The Managers and officers of the Account beneficially owned in the aggregate less than 1% of the Account.



     AVAILABILITY OF ADDITIONAL INFORMATION ABOUT THE ACCOUNT AND PORTFOLIO

     A statement of additional information relating to and dated the same date as this Combined Prospectus/Proxy Statement (an "SAI") contains additional information about the Series Trust, the Portfolio and the Reorganization. Information about the Account and the Successor Account is included in separate Prospectuses, each dated May 2, 2005 and relating to a specific form of Contract, and additional information about the Account and Successor Account is included in separate SAIs dated May 2, 2005. The SAI relating to this Combined Prospectus/Proxy Statement and the Account's and Successor Account's prospectuses and SAIs have been filed with the SEC and are incorporated herein by reference. The SAI relating to this Combined Prospectus/Proxy Statement may be obtained without charge by calling (800) 343-8496. Copies of the Account's and Successor Account's Prospectuses and SAIs may be obtained without charge by calling (800) 842-9368. The Account, the Successor Account, and the Series Trust are subject to the requirements of the 1940 Act and, in accordance with such requirements, file reports and other information with the SEC under the 1940 Act and the Securities Exchange Act of 1934. These materials can be inspected and copied at the Public Reference facilities maintained by the SEC in Washington, D.C. Copies of such material can also be obtained for a fee by written request to the Public Reference Branch, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by electronic request to publicinfo@sec.gov, and are also available on the SEC's web site at http://www.sec.gov.

     The financial statements of the Account contained in the Account's annual report to Contract Owners for the fiscal year ended December 31, 2004 have been audited by KPMG LLP, the prior independent registered public accounting firm for the Account. This annual report, as well as the most recent semi-annual report of the Account, which contains unaudited financial statements of the Account for the six months ended June 30, 2005, may be obtained without charge by calling
(800) 842-9368. The Account expects that annual reports to unitholders of the Account for the period ending December 31, 2005 will be available in late February, 2006.

                                 OTHER BUSINESS

     The Board knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the Board's intention that, except where Contract Owners' proxy forms contain specific restrictions to the contrary, proxies will vote on such matters in accordance with the judgment of the proxy.

                                   LITIGATION

     Neither the Account nor the Series Trust is involved in any litigation that is expected have any material adverse effect upon the Account or the Portfolio.

                            CONTRACT OWNER INQUIRIES

     Contract Owner inquiries may be addressed to the Account in writing at the address on the cover page of this Combined Prospectus/Proxy Statement or by telephoning 1-800-842-9368.

                                      * * *

     Contract Owners who do not expect to be present at the Meetings are requested to date and sign the enclosed proxies and return them in the enclosed envelope, or to vote by telephone or through the internet. No postage is required if mailed in the United States.

                                   APPENDIX A


                      AGREEMENT AND PLAN OF REORGANIZATION


     This Agreement and Plan of Reorganization (the "Agreement") is entered into as of the _____ day of ______, 2006, by and among The Travelers Insurance Company ("Travelers"), a stock life insurance company organized and existing under the laws of the State of Connecticut, The Travelers Growth and Income Stock Account for Variable Annuities (the "Account"), a managed separate account established and existing under the insurance laws of the State of Connecticut, and Met Investors Series Trust (the "Series Trust"), a business trust organized under the laws of the State of Delaware.

     WHEREAS, the Account is registered with the Securities and Exchange Commission (the "Commission") as an open-end, diversified management investment company under the Investment Company Act of 1940 (the "1940 Act") and is managed by a Board of Managers;

     WHEREAS, the Account currently supports interests under variable annuity contracts (the "Contracts") that were registered under the Securities Act of 1933 (the "1933 Act"), and new sales of the Contracts are continuing;

     WHEREAS, the Series Trust is a mutual fund that is currently comprised of several series;

     WHEREAS, shares of a new series of the Series Trust (the "Portfolio") will be registered with the Commission in connection with the transactions contemplated hereby;

     WHEREAS, the Board of Managers of the Account has unanimously approved the reorganization of the Account into a new sub-account (the "New Sub-Account") of an unmanaged separate account (the "UIT") that is registered with the Commission under the 1940 Act as a unit investment trust (the "Reorganization");

     WHEREAS, as part of the Reorganization, the assets of the Account shall be transferred intact to the Portfolio in exchange for Class A shares of the Portfolio that shall be held by the New Sub-Account;

     WHEREAS, following the Reorganization, the New Sub-Account shall be part of the UIT, which is a passive investment vehicle with no Board of Managers, no investment adviser, and no active portfolio of investments, and shall invest exclusively in shares of the Portfolio;

     WHEREAS, following the Reorganization, the Portfolio shall have the same investment objectives, investment policies, and investment adviser as the Account;

     WHEREAS, the Board of Directors of Travelers and the Board of Managers of the Account have determined that the actions contemplated by this Agreement are in the best interests of the Account and its unitholders, and have approved such actions, and that the interests of existing investors in the Account will not be diluted as a result of these actions;

     WHEREAS, the Board of Trustees of the Series Trust has determined that the actions contemplated by this Agreement are in the best interests of the Series Trust and its shareholders, and have approved such actions, and that the interests of existing investors in the Series Trust will not be diluted as a result of these actions; and

     NOW THEREFORE, in consideration of the mutual promises made herein, the parties hereto agree as follows:

                                    ARTICLE I
                                  CLOSING DATE

     SECTION 1.01. The Reorganization contemplated by this Agreement shall be effective on such date as may be mutually agreed upon by all parties to this Agreement (the "Closing Date"). The time on the Closing Date as of which the Reorganization is consummated is referred to hereinafter as the "Effective Time."

     SECTION 1.02. The parties agree to use their best efforts to obtain all regulatory and Contract owner approvals and perform all other acts necessary or desirable to complete the Reorganization as of the Closing Date.

                                   ARTICLE II
                           REORGANIZATION TRANSACTIONS

     SECTION 2.01. As of the Effective Time, Travelers, on behalf of the Account, shall sell, assign, and transfer all cash (except, if required, for a minimal amount needed to keep bank accounts open), all securities and other investments held or in transit, all accounts receivable for sold investments, and all dividends and interest receivable (collectively, "portfolio assets") of the Account to be held as the property of the Portfolio.

     SECTION 2.02. In exchange for the portfolio assets of the Account, the Series Trust shall issue to Travelers for the benefit of the Account shares of the Portfolio, and the Portfolio shall assume any unsatisfied liability incurred by the Account before the Effective Time (other than liabilities associated with insurance obligations), including liabilities to pay for securities or other investments purchased and to pay any accrued and unpaid investment advisory fees. The number of shares of the Portfolio to be issued to the Account in the exchange shall be determined by dividing the value of the net Account assets to be transferred, as of the close of trading on the Closing Date (the "Valuation Date"), by the initial per share value assigned to the Portfolio shares. These valuations shall be computed using the valuation procedures set forth in each the Portfolio's then current prospectus and statement of additional information.

     SECTION 2.03. As of the Effective Time, Travelers shall cause the shares of the Portfolio received for the benefit of the Account pursuant to Section 2.02 above to be transferred to and duly and validly recorded and held on the records of the UIT as assets of the New Sub-Account. The UIT will issue to the Account units of the New Sub-Account equal in value to the shares of the Portfolio received, and the Account will redeem its outstanding units in exchange for units of the New Sub-Account, such that the Contract owners' interests in the New Sub-Account after the Closing Date shall then be equivalent to their former interests in the Account. Travelers shall take all action necessary to ensure that such interests in the New Sub-Account, immediately following the Effective Time, are duly and validly recorded on the Contract owners' individual account records.

     SECTION 2.04. The shares of the Portfolio to be issued hereunder shall be issued in open account form by book entry without the issuance of certificates. Each such share that is issued pursuant to Section 2.02 above shall be issued for a consideration equal to the initial value assigned to a share of the Portfolio as of the close of trading on the Closing Date.

     SECTION 2.05. If, at any time after the Closing Date, the UIT, the Series Trust, or Travelers determine that any further conveyance, assignment, documentation, or action is necessary or desirable to complete the Reorganization contemplated by this Agreement or to confirm full title to the assets transferred, the appropriate party or parties shall execute and deliver all such instruments and take all such actions.

     SECTION 2.06. Following the Closing Date: (1) the Account shall cease to make payments to its investment adviser for investment advisory services; and
(2) Travelers will charge the New Sub-Account for mortality and expense risks assumed by Travelers, and will continue to assess the semiannual contract administrative charge, any applicable contingent deferred sales charge, any applicable variable liquidity benefit charge, and any applicable premium tax charge, any applicable transfer charge, any applicable guaranteed minimum withdrawal benefit charge, and any applicable charges for asset allocation programs, as assessed to the Account and its unitholders.

                                   ARTICLE III
                            WARRANTIES AND CONDITIONS

     SECTION 3.01. Travelers, the Account, and the Series Trust, as appropriate, make the following representations and warranties, which shall survive the Closing Date and bind their respective successors and assigns (e.g., a New UIT):

     (a) Travelers and the Account are validly organized and established, and in good standing under the laws of the State of Connecticut, and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and to effect the Reorganization contemplated hereby (provided that all necessary approvals referred to in Section 3.02 of this Agreement are obtained);

     (b) The Account is duly registered and in good standing as an open-end, diversified management investment company under the 1940 Act;

     (c) The Contracts are validly issued and non-assessable, and all of the Contracts issued through the Account have been offered and sold in material compliance with applicable requirements of the federal securities laws;

     (d) The UIT is duly registered and in good standing as a unit investment trust under the 1940 Act;

     (e) Immediately prior to the Effective Time, Travelers shall have valid and unencumbered title to the portfolio assets of the Account, except with respect to those assets for which payment has not yet been made;

     (f) All corporate and other proceedings necessary and required to be taken by Travelers and the Account to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken;

     (g) There are no suits, actions, or proceedings pending or threatened against Travelers, the UIT, or the Account which, to either Travelers' or the Account's knowledge, if adversely determined, would materially and adversely affect the financial condition of Travelers, the UIT, or the Account, the conduct of their business, or their ability to carry out their obligations hereunder;

     (h) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or the District of Columbia pending against Travelers, the UIT, or the Account which, to either Travelers' or the Account's knowledge, would lead to any suit, action, or proceeding that would materially and adversely affect the financial condition of Travelers, the UIT, or the Account, the conduct of their business, or their ability to carry out their obligations hereunder;

     (i) The Series Trust is a business trust duly authorized and validly existing under the laws of the State of Delaware, has authorized the issuance of an unlimited number of shares of beneficial interest with par value of $0.001 per share, and is authorized to issue separate series of shares;

     (j) The Series Trust is duly registered as an open-end management investment company under the 1940 Act;

     (k) All corporate and other proceedings necessary and required to be taken by the Series Trust to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken;

     (l) There are no suits, actions, or proceedings pending or threatened against the Series Trust or the Portfolio which, to the Series Trust's knowledge, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or its ability to carry out its obligations hereunder;

     (m) There are no investigations or administrative proceedings by the Commission or by any insurance or securities regulatory body of any state or territory or the District of Columbia pending against the Series Trust which, to the Series Trust's knowledge, would lead to any suit, action, or proceeding that would materially and adversely affect the Series Trust's or the Portfolio's financial condition, the conduct of the Series Trust's business, or the Series Trust's ability to carry out its obligations hereunder;

     (n) Should any party to this Agreement become aware, prior to the Effective Time, of any suit, action, or proceeding, of the types described in paragraphs
(g), (h), (l), and (m) above, instituted or commenced against it, such party shall immediately notify and advise all other parties to this Agreement;

     (o) Each party shall make available all information concerning itself which may be required in any application, registration statement, or other filing with a governmental body to be made by Travelers, the UIT, the Account, the Series Trust, or any or all of them, in connection with any of the transactions contemplated by this Agreement and shall join in all such applications or filings, subject to reasonable approval by its counsel. Each party represents and warrants that all of such information so furnished shall be correct in all material respects and that it shall not omit any material fact required to be stated therein or necessary in order to make the statements therein not misleading; and

     (p) No party to this Agreement is currently engaged, and the execution, delivery and performance of the Agreement by each party to this Agreement shall not result, in a material violation of any such party's charter, by-laws, or any material agreement, indenture, instrument, contract, lease or other undertaking to which such party is bound, and to such party's knowledge, the execution, delivery and performance of the Agreement shall not result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease, judgment or decree to which any such party or to which it is bound, except with respect to contracts entered into in connection with the portfolio management and custody of assets of the Account which shall terminate on or prior to the Closing Date.

     SECTION 3.02. The obligations of the parties hereunder shall be subject to satisfaction of each of the following conditions:

     (a) The representations contained herein shall be true as of and at the Effective Time with the same effect as though made at such time, and such parties shall have performed all obligations required by this Agreement to be performed by each of them prior to such time;

     (b) The Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Reorganization contemplated hereby;

     (c) The appropriate parties shall have received orders from the Commission providing such exemptions and approvals as they and their counsel reasonably deem necessary, and shall have made all necessary filings, if any, with, and received all necessary approvals from, state securities or insurance authorities;

     (d) The Series Trust and the UIT shall have filed with the Commission a registration statement on Form N-14 under 1933 Act, and such amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

     (e) Travelers shall have filed on Form N-4, a post-effective amendment to the UIT's registration statement under the 1933 Act and the 1940 Act, and such additional post-effective amendments thereto as may be necessary or desirable to effect the purposes of the Reorganization;

     (f) The appropriate parties shall have taken all actions necessary for the filings required by paragraphs 3.02(d) and (e) to become effective, and no reason shall be known by the parties which would prevent such filings from becoming effective in a timely manner;

     (g) This Agreement and the Reorganization contemplated hereby shall have been approved by the requisite vote of Contract owners of the Account at a meeting of the Contract owners called for such purpose (or any adjournments thereof);

     (h) Travelers and the Account shall have received an opinion of counsel to the Series Trust (who may be the same as counsel to Travelers and the Accounts) in form and substance reasonably satisfactory to Travelers and the Accounts to the effect that, as of the Closing Date:

     (1) the Series Trust has been duly organized, is existing in good standing under the laws of the State of Delaware, is authorized to engage in business as a registered investment company under applicable laws and regulations, is authorized to issue its shares for the purposes contemplated by this Agreement, and is duly registered as an open-end management investment company under the 1940 Act;

     (2) the shares of the Portfolio to be issued pursuant to the terms of this Agreement have been duly authorized and, when issued and delivered as provided herein, shall be validly issued, fully paid, and non-assessable;

     (3) all corporate and other proceedings required to be taken by or on the part of the Series Trust to authorize and carry out this Agreement and effect the Reorganization have been duly and properly taken; and

     (4) this Agreement is a valid obligation of the Series Trust and legally binding upon it in accordance with its terms.

     (i) The Series Trust shall have received an opinion from counsel to Travelers (who may be the same as counsel to the Series Trust) in form and substance reasonably satisfactory to the Series Trust to the effect that, as of the Closing Date:

     (1) Travelers, the UIT, and the Account are validly organized and in good standing under the laws of the State of Connecticut and are fully empowered and qualified to carry out their business in all jurisdictions where they do so, including to enter into this Agreement and to effect the transactions contemplated hereby;

     (2) the Account is registered as a management investment company under the 1940 Act;

     (3)  the UIT is registered as a unit investment trust under the 1940 Act;

     (4) all corporate and other proceedings necessary and required to be taken by or on the part of Travelers and the Account to authorize and carry out this Agreement and to effect the Reorganization have been duly and properly taken; and

     (5) this Agreement is a valid obligation of Travelers and the Account and legally binding upon them in accordance with its terms.

     (j) Sutherland Asbill & Brennan LLP shall deliver an opinion substantially to the effect that, based upon certain facts, assumptions and representations, the transactions contemplated by this Agreement should not result in the realization of taxable income or gains to the Contract owners. The delivery of such opinion is conditioned upon receipt by Sutherland Asbill & Brennan LLP of representations it shall request of the parties to this Agreement. Notwithstanding anything herein to the contrary, no party to this Agreement may waive the condition set forth in this paragraph.

     (l) Each party shall have furnished, as reasonably requested by any other party, other legal opinions, officers' certificates, incumbency certificates, certified copies of board and committee resolutions, good standing certificates, and other closing documentation as may be appropriate for a transaction of this type.

                                   ARTICLE IV
                                     COSTS

     SECTION 4.01. [Travelers] shall bear all expenses in connection with effecting the Reorganization contemplated by this Agreement including, without limitation, preparation and filing of registration statements, applications, and amendments thereto on behalf of any and all parties hereto; and all legal, accounting, and data processing services necessary to effect the Reorganization.

                                    ARTICLE V
                                   TERMINATION

     SECTION 5.01. This Agreement may be terminated and the Reorganization abandoned at any time prior to the Effective Time, notwithstanding approval by the Contract owners:

     (a) by mutual consent of the parties hereto;

     (b) by any of the parties if any condition set forth in Section 3.02 has not been fulfilled by the other parties; or

     (c) by any of the parties if the Reorganization does not occur on or before ______________, 2006 and no subsequent date can be mutually agreed upon.

     SECTION 5.02. At any time prior to the Effective Time, any of the terms or conditions of this Agreement may be waived by the party or parties entitled to the benefit thereof if such waiver shall not have a material adverse effect on the interests of Contract owners.

                                   ARTICLE VI
                                     GENERAL

     SECTION 6.01. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

     SECTION 6.02. This Agreement shall be governed by and construed and enforced in accordance with the laws of Connecticut, without regard to its principles of conflicts of law.

                IN WITNESS WHEREOF, as of the day and year first above written, each of the parties has caused this Agreement to be executed on its behalf.


                                            THE TRAVELERS INSURANCE COMPANY
Attest:


____________________                        By:__________________________
                                     [title]



                                            THE TRAVELERS GROWTH AND INCOME
                                            STOCK ACCOUNT FOR VARIABLE ANNUITIES
Attest:


____________________                        By:__________________________
                                     [title]



                                            MET INVESTORS SERIES TRUST
Attest:


____________________                        By:__________________________
                                     [title]

                                     Part B

                       STATEMENT OF ADDITIONAL INFORMATION
                                 MARCH __, 2006

                           MET INVESTORS SERIES TRUST
                 BATTERYMARCH GROWTH AND INCOME PORTFOLIO
                       610 Newport Center Drive Ste. 1350
                             Newport Beach, CA 92660

     This Statement of Additional Information ("SAI") relates to a transaction whereby all of the assets and liabilities of The Travelers Growth and Income Stock Account for Variable Annuities (the "Account") of the Travelers Insurance Company ("TIC"), One Cityplace, Hartford, Connecticut 06103, will be transferred to the Batterymarch Growth and Income Portfolio (the "Portfolio"), a newly created series of the Met Investors Series Trust (the "Trust"). In exchange for shares of the Portfolio, and the Account will be restructured as a sub-account (the "New Sub-Account") of The Travelers Fund U for Variable Annuities (the "Successor Account"), with the New Sub-Account holding only shares of the Portfolio.

     This Statement of Additional Information is not a prospectus but should be read in conjunction with the Combined Prospectus/Proxy Statement dated February __, 2006 for the Special Meeting of Contract Owners of the Account to be held on April __, 2006. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Combined Prospectus/Proxy Statement. Copies of the Combined Prospectus/Proxy Statement may be obtained at no charge by calling TIC at 1-800-842-9368.

     Further information about the Account and the Successor Account is contained in the Statements of Additional Information for the Contracts under which the Account and Successor Account are offered. The Statement of Additional Information relating to the Account and Successor Account will be provided to Contract Owners requesting this SAI.

                               GENERAL INFORMATION

     The Shareholders of the Account are being asked to consider and vote on a proposal with respect to an Agreement and Plan of Reorganization (the "Agreement") dated as of ______, 2006 whereby the assets and liabilities of the Account will be transferred to the Portfolio, a newly created series of the Trust, in exchange for shares of the Portfolio, and the Account will be restructured as the New Sub-Account of the Travelers Fund U for Variable Annuities, an investment division of the Successor Account, a unit investment trust.

     A Special Meeting of Shareholders of the Account to consider the proposal and the related transaction will be held at 501 Boylston Street, 5th Floor, Boston, Massachusetts 02116 on April __, 2006 at ______a.m. (Eastern time). For further information about the transaction, see the Combined Prospectus/Proxy Statement.

     Unless otherwise defined herein, capitalized terms have the meanings given to them in the Prospectus.

                       INVESTMENT OBJECTIVES AND POLICIES

     The following information supplements the discussion of the investment objectives and policies of the Portfolio in the Prospectus.

Asset-Backed Securities

     Asset-backed securities include interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.

     Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or government-sponsored entities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. Due to the possibility that prepayments (on automobile loans and other collateral) will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and shorter prepayments will lengthen it.

     The purchase of asset-backed securities raises considerations peculiar to the financing of the instruments underlying such securities. For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof. In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of holders of the asset-backed securities. Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the asset-backed securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities. In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner's obligation certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the related asset-backed securities. Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against balances owed on the credit card, thereby reducing the amounts paid on such receivables. In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the card holder.

     In the case of privately issued asset-backed securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Collateralized Debt Obligations

     The Portfolio may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans.

     For both CBOs and CLOs, the cashflows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and services to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.

     The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Portfolio invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Portfolio as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Portfolio's Prospectus (e.g., interest rate risk and default risk), CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Portfolio may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Convertible Securities

     The Portfolio may invest in convertible securities of domestic and foreign issuers. The convertible securities in which the Portfolio may invest include any debt securities or preferred stock which may be converted into common stock or which carry the right to purchase common stock. Convertible securities entitle the holder to exchange the securities for a specified number of shares of common stock, usually of the same company, at specified prices within a certain period of time.

     Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock. Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

     Convertible securities are investments that provide for a stable stream of income with generally higher yields than common stocks. There can be no assurance of current income because the issuers of the convertible securities may default on their obligations. A convertible security, in addition to providing fixed income, offers the potential for capital appreciation through the conversion feature, which enables the holder to benefit from increases in the market price of the underlying common stock. There can be no assurance of capital appreciation, however, because securities prices fluctuate. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

     Subsequent to purchase by the Portfolio, convertible securities may cease to be rated or a rating may be reduced below the minimum required for purchase for the Portfolio. Neither event will require the sale of such securities, although the Adviser will consider such event in its determination of whether the Portfolio should continue to hold the securities.

Depositary Receipts

     The Portfolio may purchase foreign securities in the form of American Depositary Receipts, European Depositary Receipts, Global Depositary Receipts or other securities convertible into securities of corporations in which the Portfolio is permitted to invest pursuant to its investment objectives and policies. These securities may not necessarily be denominated in the same currency into which they may be converted. Depositary receipts are receipts typically issued by a U.S. or foreign bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. However, like other depositary receipts, American Depositary Receipts are subject to many of the risks of foreign securities such as changes in exchange rates and more limited information about foreign issuers.

Foreign Securities

     The Portfolio may invest in foreign equity and debt securities or U.S. securities traded in foreign markets. In addition to securities issued by foreign companies, permissible investments may also consist of obligations of foreign branches of U.S. banks and of foreign banks, including European certificates of deposit, European time deposits, Canadian time deposits, Yankee certificates of deposit, Eurodollar bonds and Yankee bonds. The Portfolio may also invest in Canadian commercial paper and Europaper. These instruments may subject the Portfolio to additional investment risks from those related to investments in obligations of U.S. issuers. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

     Foreign investments involve certain risks that are not present in domestic securities. For example, foreign securities may be subject to currency risks or to foreign government taxes which reduce their attractiveness. There may be less information publicly available about a foreign issuer than about a U.S. issuer, and a foreign issuer is not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those in the U.S. Other risks of investing in such securities include political or economic instability in the country involved, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. The prices of such securities may be more volatile than those of domestic securities. With respect to certain foreign countries, there is a possibility of expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments, difficulty in obtaining and enforcing judgments against foreign entities or diplomatic developments which could affect investment in these countries. Losses and other expenses may be incurred in converting between various currencies in connection with purchases and sales of foreign securities.

     Foreign stock markets are generally not as developed or efficient as, and may be more volatile than, those in the U.S. While growing in volume, they usually have substantially less volume than U.S. markets and the Portfolio's investment securities may be less liquid and subject to more rapid and erratic price movements than securities of comparable U.S. companies. Equity securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. There is generally less government supervision and regulation of foreign stock exchanges, brokers, banks and listed companies abroad than in the U.S. Moreover, settlement practices for transactions in foreign markets may differ from those in U.S. markets. Such differences may include delays beyond periods customary in the U.S. and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of a "failed settlement", which can result in losses to the Portfolio.

     The value of foreign investments and the investment income derived from them may also be affected unfavorably by changes in currency exchange control regulations. Although the Portfolio will invest only in securities denominated in foreign currencies that are fully exchangeable into U.S. dollars without legal restriction at the time of investment, there can be no assurance that currency controls will not be imposed subsequently. In addition, the value of foreign fixed income investments may fluctuate in response to changes in U.S.

and foreign interest rates. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the U.S.

     Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing a security, even one denominated in U.S. dollars. Dividend and interest payments will be repatriated based on the exchange rate at the time of disbursement, and restrictions on capital flows may be imposed.

     The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. The Portfolio may buy securities issued by certain "supra-national" entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (commonly called the "World Bank"), the Asian Development Bank and the Inter-American Development Bank.

     The governmental members of these supra-national entities are "stockholders" that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity's lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

     Eurodollar bank obligations are U.S. dollar-denominated certificates of deposit and time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee dollar bank obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

     Eurodollar and Yankee dollar obligations are subject to the same risks that pertain to domestic issues, notably credit risk. Additionally, Eurodollar (and to a limited extent, Yankee dollar) obligations are subject to certain sovereign risks in addition to the risks of foreign investments described below.

Forward Commitments, When-Issued and Delayed Delivery Securities

     (i) The Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made.

     The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement.

     Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

     Purchases made under such conditions may involve the risk that yields secured at the time of commitment may be lower than otherwise available by the time settlement takes place, causing an unrealized loss to the Portfolio. In addition, when the Portfolio engages in such purchases, it relies on the other party to consummate the sale. If the other party fails to perform its obligations, the Portfolio may miss the opportunity to obtain a security at a favorable price or yield. Although a Portfolio will generally enter into forward commitments to purchase securities with the intention of actually acquiring the security for its portfolio (or for delivery pursuant to options contracts it has entered into), the Portfolio may dispose of a security prior to settlement if the Adviser deems it advisable to do so. The Portfolio may realize short-term gains or losses in connection with such sales.

High Yield/High Risk Debt Securities

     Certain lower rated securities purchased by the Portfolio, such as those rated Ba or B by Moody's Investors Service, Inc. ("Moody's") or BB or B by Standard & Poor's Ratings Services ("Standard & Poor's") (commonly known as junk bonds), may be subject to certain risks with respect to the issuing entity's ability to make scheduled payments of principal and interest and to greater market fluctuations. While generally providing greater income than investments in higher quality securities, lower quality fixed income securities involve greater risk of loss of principal and income, including the possibility of default or bankruptcy of the issuers of such securities, and have greater price volatility, especially during periods of economic uncertainty or change. These lower quality fixed income securities tend to be affected by economic changes and short-term corporate and industry developments to a greater extent than higher quality securities, which react primarily to fluctuations in the general level of interest rates. To the extent that the Portfolio invests in such lower quality securities, the achievement of its investment objective may be more dependent on the Adviser's own credit analysis.

     Lower quality fixed income securities are affected by the market's perception of their credit quality, especially during times of adverse publicity, and the outlook for economic growth. Economic downturns or an increase in interest rates may cause a higher incidence of default by the issuers of these securities, especially issuers that are highly leveraged. The market for these lower quality fixed income securities is generally less liquid than the market for investment grade fixed income securities. It may be more difficult to sell these lower rated securities to meet redemption requests, to respond to changes in the market, or to value accurately the Portfolio's portfolio securities for purposes of determining the Portfolio's net asset value.

     In determining suitability of investment in a particular unrated security, the Adviser takes into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer, and other relevant conditions, such as comparability to other issuers.

Illiquid Securities

     Illiquid securities are securities which are not readily marketable, including non-negotiable time deposits, certain restricted securities not deemed by the Trust's Board of Trustees to be liquid and repurchase agreements with maturities longer than seven days. Securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, which have been determined to be liquid, will not be considered by the Adviser to be illiquid. The inability of the Portfolio to dispose of illiquid or not readily marketable investments readily or at a reasonable price could impair the Portfolio's ability to raise cash for redemptions or other purposes. The liquidity of securities purchased by the Portfolio which are eligible for resale pursuant to Rule 144A will be monitored by the Adviser on an ongoing basis, subject to the oversight of the Trustees.

Investment Grade Corporate Debt Securities

     Debt securities are rated by NRSROs. Securities rated BBB by Standard & Poor's or Baa by Moody's are considered investment grade securities, but are somewhat riskier than higher rated investment grade obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics and may be speculative. See the Appendix for a description of the various securities ratings.

Money Market Securities

     Money market securities in which the Portfolio may invest include U.S. government securities, U.S. dollar denominated instruments (such as bankers' acceptances, commercial paper, domestic or Yankee certificates of deposit and Eurodollar obligations) issued or guaranteed by bank holding companies in the U.S., their subsidiaries and their foreign branches. These bank obligations may be general obligations of the parent bank holding company or may be limited to the issuing entity by the terms of the specific obligation or by government regulation.

     Other money market securities in which the Portfolio may invest also include certain variable and floating rate instruments and participations in corporate loans to corporations in whose commercial paper or other short-term obligations the Portfolio may invest. Because the bank issuing the participations does not guarantee them in any way, they are subject to the credit risks generally associated with the underlying corporate borrower. To the extent that the Portfolio may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower under the terms of the loan participation), the Portfolio may also be subject to credit risks associated with the issuing bank. The secondary market, if any, for these loan participations is extremely limited and any such participations purchased by the Portfolio will be regarded as illiquid.

     The Portfolio may also invest in bonds and notes with remaining maturities of thirteen months or less, variable rate notes and variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may be increased from time to time by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is typically not rated by a rating agency. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for them. Any variable amount master demand note purchased by the Portfolio will be regarded as an illiquid security.

     Generally, the Portfolio will invest only in high quality money market instruments, i.e., securities which have been assigned the highest quality ratings by NRSROs such as "A-1" by Standard & Poor's or "Prime-1" by Moody's, or if not rated, determined to be of comparable quality by the Adviser.

Mortgage-Backed Securities

     A mortgage-backed security may be an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. The Portfolio may invest in CMOs and stripped mortgage-backed securities that represent a participation in, or are secured by, mortgage loans. Some mortgage-backed securities, such as CMOs, make payments of both principal and interest at a variety of intervals; others make semi-annual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties.

     CMOs may be issued by a U.S. government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. government, its agencies or instrumentalities or any other person or entity. Prepayments could cause early retirement of CMOs. CMOs are designed to reduce the risk of prepayment for investors by issuing multiple classes of securities (or "tranches"), each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subject to contingencies or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO held by the Portfolio would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Portfolio.

     The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing, or foreclosure of the underlying mortgage loans.

         Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their returns. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event, the Portfolio, may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, the Portfolio may not be able to realize the rate of return it expected.

     Mortgage-backed securities are less effective than other types of securities as a means of "locking in" attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. Prepayments may cause losses on securities purchased at a premium. At times, some of the mortgage-backed securities in which the Portfolio may invest will have higher than market interest rates and, therefore, will be purchased at a premium above their par value. Unscheduled prepayments, which are made at par, will cause the Portfolio to experience a loss equal to any unamortized premium.

     Stripped mortgage-backed securities are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The securities may be issued by agencies or instrumentalities of the U.S. government and private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing. Stripped mortgage-backed securities are usually structured with two classes that receive different portions of the interest and principal distributions on a pool of mortgage loans. The holder of the "principal-only" security ("PO") receives the principal payments made by the underlying mortgage-backed security while the holder of the "interest-only" security ("IO") receives interest payments from the same underlying security. The Portfolio may invest in both the IO class and the PO class. The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. The yield to maturity on an IO class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of the principal payments (including prepayments) on the underlying assets. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

     Prepayments may also result in losses on stripped mortgage-backed securities. A rapid rate of principal prepayments may have a measurable adverse effect on the Portfolio's yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Portfolio may fail to recoup fully its initial investments in these securities. Conversely, POs tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Portfolio's ability to buy and sell those securities at any particular time.

     In the case of privately issued mortgage-related securities, the Trust takes the position that such instruments do not represent interests in any particular industry or group of industries.

Options and Futures Strategies

     The Portfolio may seek to increase the current return on its investments by writing covered call options. In addition, the Portfolio may at times seek to hedge against either a decline in the value of its portfolio securities or an increase in the price of securities which the Adviser plans to purchase through the writing and purchase of options including options on stock indices and the purchase and sale of futures contracts and related options. Expenses and losses incurred as a result of such hedging strategies will reduce the Portfolio's current return.

     The ability of the Portfolio to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to stock indices and U.S. government securities are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore no assurance can be given that the Portfolio will be able to utilize these instruments effectively for the purposes stated below.

     Writing Covered Options on Securities. The Portfolio may write covered call options on optionable securities of the types in which it is permitted to invest from time to time as the Adviser determines is appropriate in seeking to attain the Portfolio's investment objective. Call options written by the Portfolio give the holder the right to buy the underlying security from the Portfolio at a stated exercise price.

     The Portfolio may only write call options on a covered basis or for cross-hedging purposes. A call option is covered if the Portfolio owns or has the right to acquire the underlying securities subject to the call option (or comparable securities satisfying the cover requirements of securities exchanges) at all times during the option period. A call option is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against another security which the Portfolio owns or has the right to acquire. In the case of a call written for cross-hedging purposes, the Portfolio will maintain in a segregated account at the Trust's custodian bank or earmark liquid assets with a value equal to or greater than the Portfolio's obligation under the option. A written call option is also covered if the Portfolio maintains in a segregated bank account at the Trust's custodian bank or earmarks liquid assets with the value equal to or greater than the Portfolio's obligation under the option.

     The Portfolio will receive a premium from writing an option, which increases the Portfolio's return in the event the option expires unexercised or is terminated at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option, and the volatility of the market price of the underlying security. By writing a call option, the Portfolio will limit its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

     The Portfolio may terminate an option which it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit (or loss) from such transaction if the cost of such transaction is less (or more) than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option may be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

     Purchasing Put and Call Options on Securities. Put options give the holder the right to sell the underlying security to the Portfolio at a stated price. The Portfolio may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. This protection is provided during the life of the put option since the Portfolio, as holder of the put, is able to sell the underlying security at the exercise price regardless of any decline in the underlying security's market price. For the purchase of a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, any profit which the Portfolio might otherwise have realized on the underlying security will be reduced by the premium paid for the put option and by transaction costs.

     The Portfolio may also purchase a call option to hedge against an increase in price of a security that it intends to purchase. This protection is provided during the life of the call option since the Portfolio, as holder of the call, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. For the purchase of a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, any profit which the Portfolio might have realized had it bought the underlying security at the time it purchased the call option will be reduced by the premium paid for the call option and by transaction costs.

     Purchase and Sale of Options and Futures on Stock Indices. The Portfolio may purchase and sell options on stock indices and stock index futures contracts either as a hedge against movements in the equity markets or for other investment purposes.

     Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than price movements in particular stocks. Currently options traded include the Standard & Poor's 500 Composite Stock Price Index, the NYSE Composite Index, the AMEX Market Value Index, the NASDAQ 100 Index, the Nikkei 225 Stock Average Index, the Financial Times Stock Exchange 100 Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Pharmaceutical Index.

     A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of securities is made.

     If the Adviser expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy for the Portfolio. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Portfolio's index option or futures contract resulting from the increase in the index. If, on the other hand, the Adviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities held by the Portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Portfolio's position in such put option or futures contract.

     Options on Futures Contracts. The Portfolio may purchase and write call options and purchase put options on stock index futures contracts. The Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing or selling the underlying futures. For example, the Portfolio may purchase put options or write call options on stock index futures rather than selling futures contracts, in anticipation of a decline in general stock market prices, or purchase call options on stock index futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities which the Portfolio intends to purchase.

     In connection with transactions in stock index options, stock index futures, and related options on such futures, a the Portfolio will be required to deposit as "initial margin" an amount of cash and short-term U.S. government securities. The current initial margin requirements per contract ranges from approximately 2% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract. Brokers may establish deposit requirements higher than exchange minimums.

     Limitations. The Portfolio will not purchase or sell futures contracts or options on futures contracts or stock indices for non-hedging purposes if, as a result, the sum of the initial margin deposits on its existing futures contracts and related options positions and premiums paid for options on futures contracts or stock indices would exceed 5% of the net assets of the Portfolio; provided, however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. If this limitation is exceeded at any time, the Portfolio will take prompt action to close out a sufficient number of open contracts to bring its open futures and options positions within this limitation.

     Risks of Options and Futures Strategies. The effective use of options and futures strategies depends, among other things, on the Portfolio's ability to terminate options and futures positions at times when the Adviser deems it desirable to do so. Although the Portfolio will not enter into an option or futures position unless the Adviser believes that a liquid market exists for such option or future, there can be no assurance that the Portfolio will be able to effect closing transactions at any particular time or at an acceptable price. The Adviser generally expects that options and futures transactions for the Portfolio will be conducted on recognized exchanges. However, the Portfolio may also purchase and sell options in the over-the-counter market. The staff of the Securities and Exchange Commission considers over-the-counter options to be illiquid. The Portfolio's ability to terminate option positions established in the over-the-counter market may be more limited than in the case of exchange traded options and may also involve the risk that securities dealers participating in such transactions would fail to meet their obligations to the Portfolio.

     The use of options and futures involves the risk of imperfect correlation between movements in options and futures prices and movements in the price of the securities that are the subject of the hedge. The successful use of these strategies also depends on the ability of the Adviser to forecast correctly interest rate movements and general stock market price movements. This risk increases as the composition of the securities held by the Portfolio diverges from the composition of the relevant option or futures contract.

Other Investment Companies

     The Portfolio may invest up to 10% of its total assets in shares of other investment companies (including exchange-traded funds such as Standard & Poor's Depository Receipts ("SPDRs") and iSharesSM as defined below) but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of such other investment company. The Portfolio will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Portfolio. Because of restrictions on direct investment by U.S. entities in certain countries, other investment companies may provide the most practical or only way for the Portfolio to invest in certain markets. Such investments may involve the payment of substantial premiums above the net asset value of those investment companies' portfolio securities. The Portfolio also may incur tax liability to the extent it invests in the stock of a foreign issuer that is a "passive foreign investment company" regardless of whether such "passive foreign investment company" makes distributions to the Portfolio. The Portfolio does not intend to invest in other investment companies unless, in the Adviser's judgment, the potential benefits exceed associated costs.

     Exchange-traded funds are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange or the National Association of Securities Dealers Automated Quotations System ("NASDAQ") National Market System. SPDRs are interests in a unit investment trust ("UIT") that may be obtained from the UIT or purchased in the secondary market (SPDRs are listed on the American Stock Exchange). The UIT was established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The UIT is sponsored by a subsidiary of the AMEX. SPDRs may be used for several reasons, including, but not limited to, facilitating the handling of cash flows or trading or reducing transaction costs. The price movement of SPDRs may not perfectly parallel the price activity of the S&P 500. The UIT will issue SPDRs in aggregations known as "Creation Units" in exchange for a "Portfolio Deposit" consisting of (i) a portfolio of securities substantially similar to the component securities ("Index Securities") of the S&P 500, (ii) a cash payment equal to a pro rata portion of the dividends accrued on the UIT's portfolio securities since the last dividend payment by the UIT, a net of expenses and liabilities, and (iii) a cash payment or credit ("Balancing Amount") designed to equalize the net asset value of the S&P Index and the net asset value of Portfolio Deposit.

     SPDRs are not individually redeemable, except upon termination of the UIT. To redeem, an investor must accumulate enough SPDRs to reconstitute a Creation Unit. The liquidity of small holdings of SPDRs, therefore, will depend upon the existence of a secondary market. Upon redemption of a Creation Unit, an investor will receive Index Securities and cash identical to the Portfolio Deposit required of an investor wishing to purchase a Creation Unit that day.

     The price of SPDRs is derived from and based upon the securities held by the UIT. Accordingly, the level of risk involved in the purchase or sale of a SPDR is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for SPDRs is based on a basket of stocks. Disruptions in the markets for the securities underlying SPDRs purchased or sold by the Portfolio could result in losses on SPDRs.

     The Portfolio may, subject to the limitations stated above, invest in iSharesSM and similar securities that invest in securities included in specified indices, including the MSCI indices for various countries and regions. iSharesSM are listed on the AMEX and were initially offered to the public in 1996. The market prices of iSharesSM are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and supply and demand of iSharesSM on the AMEX. However, iSharesSM have a limited operating history and information is lacking regarding the actual performance and trading liquidity of iSharesSM for extended periods or over complete market cycles. In addition, there is no assurance that the requirements of the AMEX necessary to maintain the listing of iSharesSM will continue to be met or will remain unchanged. In the event substantial market or other disruptions affecting iSharesSM should occur in the future, the liquidity and value of the Portfolio's shares could also be substantially and adversely affected. If such disruptions were to occur, the Portfolio could be required to reconsider the use of iSharesSM as part of its investment strategy.

Preferred Stocks

     The Portfolio may purchase preferred stock. Preferred stock, unlike common stock, has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid.

     If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, which can be a negative feature when interest rates decline. Preferred stock also generally has a preference over common stock on the distribution of a corporation's assets in the event of liquidation of the corporation. Preferred stock may be "participating" stock, which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of preferred stock on distribution of a corporation's assets in the event of a liquidation are generally subordinate to the rights associated with a corporation's debt securities.

Real Estate Investment Trusts

     The Portfolio may invest in investments related to real estate, including real estate investment trusts ("REITs"). Risks associated with investments in securities of companies in the real estate industry include: decline in the value of real estate; risks related to general and local economic conditions; overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income; changes in neighborhood values; the appeal of properties to tenants; and increases in interest rates. In addition, equity REITs may be affected by changes in the values of the underlying property owned by the trusts, while mortgage real estate investment trusts may be affected by the quality of credit extended. REITs are dependent upon management skills, may not be diversified and are subject to the risks of financing projects. Such REITs are also subject to heavy cash flow dependency, defaults by borrowers, self liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the "Code") and to maintain exemption from the 1940 Act. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that the REITs could end up holding the underlying real estate.

Repurchase Agreements

     The Portfolio may enter into repurchase agreements with a bank, broker-dealer, or other financial institution but may not invest more than 15% of its net assets in illiquid securities, including repurchase agreements having maturities of greater than seven days. The Portfolio may enter into repurchase agreements, provided the Trust's custodian always has possession of securities serving as collateral whose market value at least equals the amount of the repurchase obligation. To minimize the risk of loss the Portfolio will enter into repurchase agreements only with financial institutions which are considered by the Adviser to be creditworthy. If an institution enters an insolvency proceeding, the resulting delay in liquidation of the securities serving as collateral could cause the Portfolio some loss, as well as legal expense, if the value of the securities declines prior to liquidation.

Reverse Repurchase Agreements

     The Portfolio may enter into reverse repurchase agreements with brokers, dealers, domestic and foreign banks or other financial institutions. In a reverse repurchase agreement, the Portfolio sells a security and agrees to repurchase it at a mutually agreed upon date and price, reflecting the interest rate effective for the term of the agreement. It may also be viewed as the borrowing of money by the Portfolio. The Portfolio's investment of the proceeds of a reverse repurchase agreement is the speculative factor known as leverage. Leverage may cause any gains or losses of the Portfolio to be magnified. The Portfolio may enter into a reverse repurchase agreement only if the interest income from investment of the proceeds is greater than the interest expense of the transaction and the proceeds are invested for a period no longer than the term of the agreement. At the time the Portfolio enters into a reverse repurchase agreement, it will earmark, or establish and maintain a segregated account with an approved custodian containing, cash or other liquid securities having a value not less than the repurchase price (including accrued interest). If interest rates rise during a reverse repurchase agreement, it may adversely affect the Portfolio's net asset value. Reverse repurchase agreements are considered to be borrowings under the 1940 Act.

     The assets contained in the segregated account will be marked-to-market daily and additional assets will be placed in such account on any day in which the assets fall below the repurchase price (plus accrued interest). The Portfolio's liquidity and ability to manage its assets might be affected when it sets aside cash or portfolio securities to cover such commitments. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale may decline below the price of the securities the Portfolio has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Portfolio's obligation to repurchase the securities, and the Portfolio's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

Rights and Warrants

     The Portfolio may purchase rights and warrants. Warrants basically are options to purchase equity securities at specific prices valid for a specific period of time. Their prices do not necessarily move parallel to the prices of the underlying securities. Rights are similar to warrants, but normally have a short duration and are distributed directly by the issuer to its shareholders. Rights and warrants have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. These investments carry the risk that they may be worthless to the Portfolio at the time it may exercise its rights, due to the fact that the underlying securities have a market value less than the exercise price.

Securities Loans

     All securities loans will be made pursuant to agreements requiring the loans to be continuously secured by collateral in cash or high grade debt obligations at least equal at all times to the market value of the loaned securities. The borrower pays to the Portfolio an amount equal to any dividends or interest received on loaned securities. The Portfolio retains all or a portion of the interest received on investment of cash collateral or receive a fee from the borrower. Lending portfolio securities involves risks of delay in recovery of the loaned securities or in some cases loss of rights in the collateral should the borrower fail financially.

     Securities loans are made to broker-dealers or institutional investors or other persons, pursuant to agreements requiring that the loans be continuously secured by collateral at least equal at all times to the value of the loaned securities marked-to-market on a daily basis. The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as may be permitted under the Portfolio's securities lending program. While the securities are being loaned, the Portfolio will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower. The Portfolio has a right to call each loan and obtain the securities on five business days' notice or, in connection with securities trading on foreign markets, within such longer period for purchases and sales of such securities in such foreign markets. The Portfolio will generally not have the right to vote securities while they are being loaned, but the Manager or Adviser will call a loan in anticipation of any important vote. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

U.S. Government Securities

     Securities issued or guaranteed as to principal and interest by the U.S. government or its agencies and government-sponsored entities include U.S. Treasury obligations, consisting of bills, notes and bonds, which principally differ in their interest rates, maturities and times of issuance, and obligations issued or guaranteed by agencies and government-sponsored entities which are supported by (i) the full faith and credit of the U.S. Treasury (such as securities of the Government National Mortgage Association), (ii) the limited authority of the issuer to borrow from the U.S. Treasury (such as securities of the Student Loan Marketing Association) or (iii) the authority of the U.S. government to purchase certain obligations of the issuer (such as securities of the Federal National Mortgage Association). No assurance can be given that the U.S. government will provide financial support to U.S. government agencies or government-sponsored entities as described in clauses (ii) or (iii) above in the future, other than as set forth above, since it is not obligated to do so by law.

                             INVESTMENT RESTRICTIONS

Fundamental Policies

     The following investment restrictions are fundamental policies, which may not be changed without the approval of a majority of the outstanding shares of the Portfolio. As provided in the 1940 Act, a vote of a majority of the outstanding shares necessary to amend a fundamental policy means the affirmative vote of the lesser of (1) 67% or more of the shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (2) more than 50% of the outstanding shares of the Portfolio.

     1. Borrowing

     The Portfolio may not borrow money, except to the extent permitted by applicable law.

     2. Diversification

     Except as noted, the Portfolio may not purchase a security if, as a result, with respect to 75% of the value of its total assets (i) more than 5% of the value of the Portfolio's total assets would be invested in the securities of a single issuer, except securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, or (ii) more than 10% of the outstanding voting securities of any issuer would be held by the Portfolio, other than securities issued by the U.S. government, its agencies and instrumentalities.

     3. Concentration

     The Portfolio may not invest more than 25% of the value of its total assets in any one industry, provided that this limitation does not apply to obligations issued or guaranteed as to interest and principal by the U.S. government, its agencies and instrumentalities, and repurchase agreements secured by such obligations.

     4. Underwriting

     The Portfolio may not underwrite securities issued by other persons, except to the extent that in connection with the disposition of its portfolio investments it may be deemed to be an underwriter under federal securities laws.

     5. Real Estate

     The Portfolio may not purchase or sell real estate, although the Portfolio may purchase securities of issuers which deal in real estate, securities which are secured by interests in real estate and securities representing interests in real estate; provided, however, that the Portfolio may hold and sell real estate acquired as a result of the ownership of securities.

     6. Commodities

     The Portfolio may not purchase or sell physical commodities, except that it may (i) enter into futures contracts and options thereon in accordance with applicable law and (ii) purchase or sell physical commodities if acquired as a result of ownership of securities or other instruments. The Portfolio will not consider stock index futures contracts, currency contracts, hybrid investments, swaps or other similar instruments to be commodities.

     7. Loans

     The Portfolio may not make loans, except through the purchase of debt obligations and the entry into repurchase agreements or through lending of its portfolio securities. Any loans of portfolio securities will be made according to guidelines established by the Securities and Exchange Commission and the Trust's Board of Trustees.

     8. Senior Securities

     The Portfolio may not issue any senior security (as defined in the 1940
Act) except in compliance with applicable law.

Non-Fundamental Policies

     The following investment restrictions may be changed by the Trust's Board of Trustees without a vote of the Portfolio's shareholders.

     The Portfolio may not:

     (1) Purchase securities on margin, except that the Portfolio may: (a) make use of any short-term credit necessary for clearance of purchases and sales of portfolio securities and (b) make initial or variation margin deposits in connection with futures contracts, options, currencies, or other permissible investments;

     (2) Mortgage, pledge, hypothecate or, in any manner, transfer any security owned by the Portfolio as security for indebtedness, except as may be necessary in connection with permissible borrowings or investments; and then such mortgaging, pledging or hypothecating may not exceed 33 1/3 % of the respective total assets of the Portfolio. The deposit of underlying securities and other assets in escrow and collateral arrangements with respect to margin accounts for futures contracts, options, currencies or other permissible investments are not deemed to be mortgages, pledges, or hypothecations for these purposes;

     (3) Purchase participations or other direct interests in or enter into leases with respect to oil, gas, or other mineral explorations or development programs, except that the Portfolio may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities or hold mineral leases acquired as a result of its ownership of securities;

     (4) Invest in companies for the purpose of exercising management or control.

     With respect to borrowing, the Portfolio may borrow from banks and enter into reverse repurchase agreements in an amount up to 33 1/3% of its total assets, taken at market value. The Portfolio may borrow only as a temporary measure for extraordinary or emergency purposes such as the redemption of Portfolio shares. The Portfolio may purchase additional securities so long as borrowings do not exceed 5% of its total assets.

     With respect to loans of portfolio securities, as a matter of operating policy, the Portfolio will limit the aggregate of such loans to 33 1/3% of the value of the Portfolio's total assets.

     With respect to when-issued and delayed delivery securities, it is the policy of the Portfolio to not enter into when-issued commitments exceeding in the aggregate 15%.

     Unless otherwise indicated, all limitations applicable to the Portfolio's investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Portfolio assets invested in certain securities or other instruments, or change in the average duration of the Portfolio's investment portfolio, resulting from market fluctuations or other changes in the Portfolio's total assets will not require the Portfolio to dispose of an investment until the Adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences to the Portfolio. In the event that ratings services assign different ratings to the same security, the Adviser will determine which rating it believes best reflects the security's quality and risk at that time, which may be the higher of the several assigned ratings.

                             PERFORMANCE INFORMATION

     Total return and yield will be computed as described below.

Total Return

     The Portfolio's "average annual total return" figures described and shown in the Prospectus are computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

                                  P(1+T)n = ERV

Where: P = a hypothetical initial payment of $1000
T = average annual total return
n = number of years
ERV = Ending Redeemable Value of a hypothetical $1000 payment made at the beginning of the 1, 5, or 10 years (or other) periods at the end of the 1, 5, or 10 years (or other) periods (or fractional portion thereof).

     The calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and the deduction of all recurring expenses that were charged to shareholders' accounts. The total return figures do not reflect charges and deductions, which are, or may be, imposed under the Contracts.

     The performance of the Portfolio will vary from time to time in response to fluctuations in market conditions, interest rates, the composition of the Portfolio's investments and expenses. Consequently, the Portfolio's performance figures are historical and should not be considered representative of the performance of the Portfolio for any future period.

Non-Standardized Performance

     In addition to the performance information described above, the Trust may provide total return information with respect to the Portfolio for designated periods, such as for the most recent six months or most recent twelve months. This total return information is computed as described under "Total Return" above except that no annualization is made.

                             PORTFOLIO TRANSACTIONS

     Subject to the supervision and control of the Manager and the Trustees of the Trust, the Adviser is responsible for decisions to buy and sell securities for the Portfolio and for the placement of its portfolio business and the negotiation of commissions, if any, paid on such transactions. Brokerage commissions are paid on transactions in equity securities traded on a securities exchange and on options, futures contracts and options thereon. Fixed income securities and certain equity securities in which the Portfolio invests are traded in the over-the-counter market. These securities are generally traded on a net basis with dealers acting as principal for their own account without a stated commission, although prices of such securities usually include a profit to the dealer. In over-the-counter transactions, orders are placed directly with a principal market maker unless a better price and execution can be obtained by using a broker. In underwritten offerings, securities are usually purchased at a fixed price, which includes an amount of compensation to the underwriter generally referred to as the underwriter's concession or discount. Certain money market securities may be purchased directly from an issuer, in which case no commissions or discounts are paid. U.S. government securities are generally purchased from underwriters or dealers, although certain newly-issued U.S. government securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality. The Adviser is responsible for effecting its portfolio transactions and will do so in a manner deemed fair and reasonable to the Portfolio and not according to any formula. The primary consideration in all portfolio transactions will be prompt execution of orders in an efficient manner at a favorable price. In selecting broker-dealers and negotiating commissions, the Adviser considers the firm's reliability, the quality of its execution services on a continuing basis, confidentiality, including trade anonymity, and its financial condition. When more than one firm is believed to meet these criteria, preference may be given to brokers that provide the Portfolio or the Adviser with brokerage and research services within the meaning of Section 28(e) of the Securities Exchange Act of 1934. In doing so, the Portfolio may pay higher commission rates than the lowest available when the Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Generally, the Adviser is of the opinion that, because this material must be analyzed and reviewed, its receipt and use does not tend to reduce expenses but may benefit the Portfolio or other accounts managed by the Adviser by supplementing the Adviser's research.

     It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser receives research services from many broker-dealers with which the Adviser places the Portfolio's transactions. The Adviser may also receive research or research credits from brokers, which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for the Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities.

     As noted above the Adviser may purchase new issues of securities for the Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Adviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other investment advisory clients, and the Adviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However NASD Regulation, Inc. has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under certain circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

     The Board of Trustees has approved a Statement of Directed Brokerage Policies and Procedures for the Trust pursuant to which the Trust may direct the Manager to cause the Adviser to effect securities transactions through broker-dealers in a manner that would help to generate resources to pay the cost of certain expenses which the Trust is required to pay or for which the Trust is required to arrange payment pursuant to the management agreement ("Directed Brokerage"). The Trustees will review the levels of Directed Brokerage for the Portfolio on a quarterly basis.

     The Adviser may effect portfolio transactions for other investment companies and advisory accounts. Research services furnished by broker-dealers through which the Portfolio effects its securities transactions may be used by the Adviser in servicing all of its accounts; not all such services may be used in connection with the Portfolio. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each of its accounts, including the Portfolio. Whenever concurrent decisions are made to purchase or sell securities by the Portfolio and another account, the Adviser will attempt to allocate equitably portfolio transactions among the Portfolio and other accounts. In making such allocations between the Portfolio and other accounts, the main factors to be considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the persons responsible for recommending investments to the Portfolio and the other accounts. In some cases this procedure could have an adverse effect on the Portfolio. In the opinion of the Adviser, however, that the results of such procedures will, on the whole, be in the best interest of each of the Portfolio and the accounts.

     The Adviser may execute portfolio transactions through certain of its affiliated brokers, if any, acting as agent in accordance with the procedures established by the Board of Trustees, but will not purchase any securities from or sell any securities to any such affiliate acting as principal for its own account.

     The following table shows the amounts of brokerage commissions paid by the Account (the predecessor to the Portfolio) during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003.

                           Account                           2005               2004                2003
                           -------                           ----               ----                ----
        Growth & Income Stock Account                      $ _______          $612,502            $993,021

In 2005, the Account paid the amount indicated to a then-affiliated broker of the Adviser:

                                                   Aggregate                 Percentage
                                                   Brokerage                  of Total             Percentage of
                                Affiliated       Commissions Paid to          Brokerage            Commissionable
        Account                Broker-Dealer       Affiliate                 Commissions           Transactions
        -------                -------------     -------------------         -----------           --------------
Growth & Income Stock
Account


                             MANAGEMENT OF THE TRUST

     The Trust is supervised by a Board of Trustees that is responsible for representing the interests of shareholders. The Trustees meet periodically throughout the year to oversee the activities of all of the portfolios of the Trust, including the Portfolio, reviewing, among other things, the Portfolio's performance and its contractual arrangements with various service providers. The Trustees elect the officers of the Trust who are responsible for administering the Trust's day-to-day operations.

Trustees and Officers

     The Trustees and executive officers of the Trust, their ages and their principal occupations during the past five years are set forth below. Unless otherwise indicated, the business address of each is 5 Park Plaza, Suite 1900, Irvine, California 92614. Each Trustee who is deemed an "interested person," as such term is defined in the 1940 Act, is indicated by an asterisk. Those Trustees who are not "interested persons" as defined in the 1940 Act are referred to as "Disinterested Trustees."

The Trustees


                                                                                            Number of
                                                                                           Portfolios
                                              Term of                                       in Fund
                                            Office and                                      Complex
                              Position(s)    Length of                                      overseen            Other
                              Held With        Time           Principal Occupation(s)          by         Directorships Held
Name, Age and Address         Registrant      Served            During Past 5 Years          Trustee          by Trustee
---------------------         -----------    ----------   -----------------------------    ------------   -------------------
Elizabeth M. Forget*  (39)    President     Indefinite;  Since December 2000, President     33                    None
                              and Trustee   From         of Met Investors Advisory LLC;
                                            December     since July 2000, Executive Vice
                                            2000 to      President of MetLife Investors
                                            present.     Group, Inc.; from June 1996 to
                                                         July 2000, Senior Vice President
                                                         of Equitable Distributors, Inc.
                                                         and, most recently, Vice
                                                         President of Equitable Life
                                                         Assurance Society of the
                                                         of the United States.

                                      -27-

Dawn M. Vroegop**             Trustee       Indefinite;  From September 1999 to September   33            Director, Caywood
(38)                                        From         2003, Managing Director,                         Scholl Asset
                                            December     Dresdner RCM Global Investors;                   Management;
                                            2000 to      from July 1994 to July 1999,                     Investment
                                            present.     Director, Schroder Capital                       Committee Member of
                                                         Management International.                        City College of San
                                                                                                          Francisco.
-------------------------------------------------------------------------------------------------------------------------------

Disinterested Trustees
-------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------
Stephen M. Alderman  (44)     Trustee       Indefinite;  Since November 1991, Shareholder   33            None
                                            From         in the law firm of Garfield and
                                            December     Merel, Ltd.
                                            2000 to
                                            present.

Jack R. Borsting  (74)        Trustee       Indefinite;  Since 2001, Professor of           33            Director, Whitman
                                            From         Business Administration and Dean                 Education Group,
                                            December     Emeritus, Marshall School of                     Ivax Diagnostics
                                            2000 to      Business, University of Southern                 and Los Angeles
                                            present.     California (USC); from 1995-2001                 Orthopedic
                                                         Executive Director, Center for                   Hospital.  Trustee,
                                                         Telecommunications Management,                   The Rose Hills
                                                         USC; from 1988 to 1995, Dean of                  Foundation.
                                                         Marshall School of Business,                     Member, Army
                                                         USC.                                             Science Board

Theodore A. Myers  (73)       Trustee       Indefinite;  Since 1993, Financial              33            None
                                            From         Consultant.
                                            December
                                            2000 to
                                            present.

Tod H. Parrott  (66)          Trustee       Indefinite;  Since June 1996, Managing          33            Director, U.S.
                                            From         Partner, Rockaway Partners Ltd.                  Stock Transfer
                                            December     (financial consultants).                         Corporation;
                                            2000 to                                                       Director Bonfire
                                            present.                                                      Foundation.

Roger T. Wickers  (69)        Trustee       Indefinite;  Since 1995, retired; from 1980     33            From 1995 to 1998,
                                            From         to 1995, Senior Vice President                   Chairman of the
                                            December     and General Counsel, Keystone                    Board of Directors
                                            2000 to      Group Inc. and the Keystone                      of two American
                                            present.     Group of Mutual Funds.                           International Group
                                                                                                          mutual funds.

----------------------------- ------------- ------------ ---------------------------------- ------------- ---------------------

                                      -28-

The Executive Officers
-------------------------------------------------------------------------------------------------------------------------------
Jeffrey A. Tupper             Vice          From August   Since February 2001, Assistant
(33)                          President,    2002 to       Vice President of MetLife
                              Chief         present       Investors Distribution Company;
                              Financial                   from 1997 to January 2001, Vice
                              Officer,                    President of PIMCO Advisors L.P.
                              Treasurer

Michael K. Farrell            Executive     From August   Since July 2002, Chief
(51)                          Vice          2002 to       Executive Officer of MetLife
                              President     present       Investors Group, Inc. and Met
                                                          Investors Advisory LLC; since
                                                          April 2001, Chief Executive
                                                          Officer of MetLife Resources
                                                          and Senior Vice President of
                                                          Metropolitan Life Insurance
                                                          Company; since January 1990,
                                                          President of Michael K. Farrell
                                                          Associates, Inc. (qualified
                                                          retirement plans for non-profit
                                                          organizations)

Richard C. Pearson  (60)      Vice          From          Since July 2002, President of
                              President     December      MetLife Investors Distribution
                              and           2000 to       Company; since January, 2002,
                              Secretary     present.      Secretary of Met Investors
                                                          Advisory LLC; since
                                                          January 2001, Senior
                                                          Vice President,
                                                          General Counsel and
                                                          Secretary of MetLife
                                                          Investors Group, Inc.;
                                                          since November 2000,
                                                          Vice President,
                                                          General Counsel and
                                                          Secretary of Met
                                                          Investors Advisory
                                                          LLC; from 1998 to
                                                          November 2000,
                                                          President, Security
                                                          First Group, Inc.

                                      -29-

Mary Moran Zeven              Assistant     From August   Senior Vice President and
One Federal Street            Secretary     2001 to       Senior Managing Counsel (2002
Boston, Massachusetts 02110                 present       to present) and Vice President
(44)                                                      and Associate Counsel (2000 to
                                                          2002), State Street Bank and
                                                          Trust Company; Vice President
                                                          and Counsel, PFPC, Inc.
                                                          (1999-2000).

William C. Cox                Assistant     From          Since 1997, Vice President and
One Federal Street            Treasurer     November      Senior Director, Fund
Boston, Massachusetts                       2004 to       Administration Division, State
02110                                       present       Street Bank and Trust Company
(38)


* "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Forget is an interested person of the Trust as a result of her affiliation with the Manager and the Distributor.

** "Interested person" of the Trust (as that term is defined in the 1940 Act). Ms. Vroegop may be deemed an interested person of the Trust as a result of her prior affiliation with RCM Investment Management LLC, the investment adviser to the RCM Global Technology Portfolio, a portfolio of the trust.

     Committees of the Board The Trust has a standing Audit Committee consisting of all of the Disinterested Trustees. The Audit Committee's function is to recommend to the Board independent accountants to conduct the annual audit of the Trust's financial statements; review with the independent accountants the outline, scope and results of the annual audit; and review the performance and fees charged by the independent accountants for professional services. In addition, the Audit Committee meets with the independent accountants and representatives of management to review accounting activities and areas of financial reporting and control. The Audit Committee held ____ meetings during the fiscal year ended December 31, 2005.

     The Trust has a Nominating and Compensation Committee consisting of all the Disinterested Trustees. The Nominating and Compensation Committee's function is to nominate and evaluate Disinterested Trustee candidates and review the compensation arrangement for each of the Trustees. The Nominating and Compensation Committee will not consider nominees recommended by contract holders. The Nominating and Compensation Committee held ___ meetings during the fiscal year ended December 31, 2005.

     The Trust has a Valuation Committee consisting of Elizabeth M. Forget, Richard C. Pearson, Jeffrey Tupper, Anthony Dufault and such other officers of the Trust and the Manager, as well as such officers of any investment adviser to any portfolio of the Trust as are deemed necessary by Ms. Forget, Mr. Pearson, Mr. Tupper or Mr. Dufault from time to time, each of whom shall serve at the pleasure of the Board of Trustees as members of the Valuation Committee. This committee determines the value of any of the Trust's securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. The Valuation Committee held __ meetings during the fiscal year ended December 31, 2005.

Compensation of the Trustees

     Each Trustee, who is not an employee of the Manager or any of its affiliates, currently receives from the Trust an annual retainer of $36,000 ($9,000 per quarter) plus (i) an additional fee of $3,000 for each regularly scheduled Board meeting attended, Committee meetings and private Disinterested Trustee meetings attended, and (ii) $750 for each telephonic/internet interactive Board and Committee meeting attended, plus reimbursement for expenses in attending in-person meetings. In addition, the lead Disinterested Trustee who is also Chair of the Audit Committee receives a supplemental retainer of $10,000 per year ($2,500 per quarter).

The table below sets forth the compensation paid to each of the Trustees affiliated with the Manager and all other Trustees during the fiscal year ended December 31, 2005.




                                                                  Total Compensation
                                   Aggregate                      From Fund Complex
Name of Person, Position           Compensation from Trust        Paid to Trustee
------------------------           ------------------------       ------------------

Elizabeth M. Forget, Trustee                   None                None


---------------------------------------------- ------------------- --------------------


---------------------------------------------- ------------------- --------------------
Stephen M. Alderman                            $                   $
Jack R. Borsting                               $                   $
Theodore A. Myers                              $                   $
Tod H. Parrott                                 $                   $
Dawn M. Vroegop                                $                   $
Roger T. Wickers                               $                   $



     The Agreement and Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, except if it is determined in the manner specified in the Agreement and Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust or that such indemnification would relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.

     As of December 31, 2005, the officers and Trustees of the Trust as a group did not own any outstanding shares of the Trust.

Proxy Voting Procedures

     Pursuant to the Trust's Proxy Voting Policies and Procedures, the Trust has delegated the proxy voting responsibilities with respect to the Portfolio to the Manager. Because the Manager views proxy voting as a function that is incidental and integral to portfolio management, it has in turn delegated the proxy voting responsibilities to the Adviser. Appendix B to this Statement of Additional Information contains the Adviser's policies and procedures.

Proxy Voting Records

     The Manager and the Adviser will maintain records of voting decisions for each vote cast on behalf of the Portfolio. Information regarding how the Account voted proxies relating to portfolio securities during the 12-month period ended June 30, 2005 has been filed with the Securities and Exchange Commission on Form N-PX and is available (1) without charge, upon request, by calling the Trust, toll-free at 1-800-343-8496 and (2) on the SEC's website at http://www.sec.gov.

Portfolio Holdings Disclosure Policy

     The Board of Trustees has adopted and approved policies and procedures reasonably designed to protect the confidentiality of the Trust's portfolio holdings information and to seek to prevent the selective disclosure of such information. The Trust reserves the right to modify these policies and procedures at any time without notice.

     Only the Manager's or the Adviser's Chief Compliance Officer, or persons designated by the Trust's Chief Compliance Officer (each, an "Authorized Person") are authorized to disseminate nonpublic portfolio information, and only in accordance with the procedures described below. Pursuant to these polices and procedures, the Manager or the Adviser may disclose the Portfolio's portfolio holdings to unaffiliated parties prior to the time such information has been disclosed to the public through a filing with the Securities and Exchange Commission only if an Authorized Person determines that (i) there is a legitimate business purpose for the disclosure; and (ii) the recipient is subject to a confidentiality agreement, including a duty not to trade on the nonpublic information. Under the Trust's policies and procedures, a legitimate business purpose includes disseminating or providing access to portfolio information to (i) the Trust's service providers (e.g., custodian, independent auditors) in order for the service providers to fulfill their contractual duties to the Trust; (ii) rating and ranking organizations and mutual fund analysts;
(iii) a newly hired Adviser prior to the Adviser commencing its duties; (iv) the investment adviser of a portfolio or other affiliated investment company portfolio that will be the surviving portfolio in a merger; and (v) firms that provide pricing services, proxy voting services and research and trading services. The Trust's policies and procedures prohibit the dissemination of non-public portfolio information for compensation or other consideration. Any exceptions to these policies and procedures may be made only if approved by the Trust's Chief Compliance Officer as in the best interests of the Trust, and only if such exceptions are reported to the Trust's Board of Trustees at its next regularly scheduled meeting.

     Dissemination of the Trust's portfolio holdings information to MetLife enterprise employees is limited to persons who are subject to a duty to keep such information confidential and who need to receive the information as part of their duties. As a general matter, the Trust disseminates portfolio holdings to contract owners only in the Annual or Semiannual Reports or in other formats that are generally available on a contemporaneous basis to all such contract owners or the general public. The information is also available quarterly on the Trust's website. In addition, disclosure of portfolio holding information will be made in accordance with applicable law or as requested by governmental authorities.

                     INVESTMENT ADVISORY AND OTHER SERVICES
The Manager

     The Trust is managed by Met Investors Advisory LLC (the "Manager"), which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. MetLife Investors Group, Inc., an affiliate of Metropolitan Life Insurance Company, owns all of the outstanding common shares of the Manager and MetLife Investors Distribution Company.

     The Trust has entered in a Management Agreement dated ________, 2006, with respect to the Portfolio. Subject always to the supervision and direction of the Trustees of the Trust, under the Management Agreement the Manager will have (i) overall supervisory responsibility for the general management and investment of the Portfolio's assets; (ii) full discretion to select new or additional investment advisers for the Portfolio; (iii) full discretion to enter into and materially modify investment advisory agreements with the Adviser and any future investment adviser; (iv) full discretion to terminate and replace any investment adviser; and (v) full investment discretion to make all determinations with respect to the investment of the Portfolio's assets not then managed by another investment adviser. In connection with the Manager's responsibilities under the Management Agreement, the Manager will assess the Portfolio's investment focus and will seek to implement decisions with respect to the allocation and reallocation of the Portfolio's assets among one or more current or additional investment advisers from time to time, as the Manager deems appropriate, to enable the Portfolio to achieve its investment goals. In addition, the Manager will monitor compliance of each investment adviser with the investment objectives, policies and restrictions of the Portfolio (or portions of the Portfolio) under the management of such investment adviser, and review and report to the Trustees of the Trust on the performance of each investment adviser. The Manager will furnish, or cause the appropriate investment adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that the Portfolio (or portions of the Portfolio) may hold or contemplate purchasing, as the Trust may reasonably request. On the Manager's own initiative, the Manager will apprise, or cause the appropriate investment adviser(s) to apprise, the Trust of important developments materially affecting the Portfolio (or portions of the Portfolio) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, the Manager agrees to furnish, or cause the appropriate investment adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, the Manager agrees to cause the appropriate investment adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data.

     Under the Management Agreement, the Manager also is required to furnish to the Trust, at its own expense and without remuneration from or other cost to the Trust, the following:

o    Office space, all necessary office facilities and equipment;

o Necessary executive and other personnel, including personnel for the performance of clerical and other office functions, other than those functions:

     o related to and to be performed under the Trust's contract or contracts for administration, custodial, accounting, bookkeeping, transfer and dividend disbursing agency or similar services by the entity selected to perform such services; or

     o related to the investment advisory services to be provided by any investment adviser pursuant to an investment advisory agreement with the Manager ("Advisory Agreement").

o Information and services, other than services of outside counsel or independent accountants or investment advisory services to be provided by any investment adviser under an Advisory Agreement, required in connection with the preparation of all registration statements, prospectuses and statements of additional information, any supplements thereto, annual, semi-annual, and periodic reports to Trust shareholders, regulatory authorities, or others, and all notices and proxy solicitation materials, furnished to shareholders or regulatory authorities, and all tax returns.

     As compensation for these services the Trust will pay the Manager a monthly fee at the following annual rate of the Portfolio's average daily net assets:

---------------------------------------------------------- -----------------------------------------------------------
                        Portfolio                                                     Fee
---------------------------------------------------------- -----------------------------------------------------------
---------------------------------------------------------- -----------------------------------------------------------
Growth & Income Stock Portfolio                            0.65% on the first $500 million,
                                                           0.55% on the next $500 million,
                                                           0.50% on the second $500 million,
                                                           0.45% on the third 500 million,
                                                           0.40% on amounts in excess of $2 billion.
---------------------------------------------------------- -----------------------------------------------------------

From the management fee, the Manager pays the expenses of providing investment advisory services to the Portfolio, including the fees of the Adviser.

     TIC has agreed to pay directly or to reimburse the Portfolio for any expenses in excess of the management fee (the "expense cap") so that the expenses of the Portfolio will not exceed its management fee.

     The Management Agreement continues in force for two years from its commencement date, and from year to year thereafter, but only so long as its continuation is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees, by votes cast in person at a meeting called for the purpose of voting on such approval. The Management Agreement provides that it shall terminate automatically if assigned, and that it may be terminated without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio upon 60 days' prior written notice to the Manager, or by the Manager upon 90 days' prior written notice to the Trust, or upon such shorter notice as may be mutually agreed upon.

     The following table shows the fees paid by the Account to its investment adviser, Travelers Asset Management International Company LLC ("TAMIC") during the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003.


                                          Investment Management Fee Paid
                              ---------------------------------------------------------
                                       2005                2004               2003
                                       ----                ----               ----
   Account

Growth & Income Stock Account                           $3,304,133         $3,051,333


The Adviser

     Pursuant to an Advisory Agreement with the Manager, the Adviser furnishes continuously an investment program for the Portfolio, makes investment decisions on behalf of the Portfolio, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by the Adviser and may perform certain limited related administrative functions in connection therewith. For its services, the Manager pays the Adviser a fee based on a percentage of the average daily net assets of the Portfolio.

     The Advisory Agreement will continue in force for one year from its commencement date, and from year to year thereafter, but only so long as its continuation is specifically approved at least annually (i) by the Trustees or by the vote of a majority of the outstanding voting securities of the Portfolio, and (ii) by the vote of a majority of the Disinterested Trustees by votes cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it shall terminate automatically if assigned or if the Management Agreement terminates, and that it may be terminated without penalty by the Manager, by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 60 days' prior written notice to the Adviser or by the Adviser on not less than 90 days' prior written notice to the Manager, or upon such shorter notice as may be mutually agreed upon.

     The Advisory Agreement provides that the Adviser shall not be subject to any liability to the Trust or the Manager for any act or omission in the course of or connected with rendering services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties on the part of the Adviser.

     The Trust and the Manager have received an exemptive order from the Securities and Exchange Commission ("Multi-Manager Order"). The Multi-Manager Order permits the Manager, subject to approval of the Board of Trustees, to: (i) select new or additional investment advisers for the Trust's portfolios; (ii) enter into new investment advisory agreements and materially modify existing investment advisory agreements; and (iii) terminate and replace the investment advisers without obtaining approval of the relevant portfolio's shareholders. In such circumstances, shareholders would receive notice of such action, including, if applicable, the information concerning the investment adviser that normally is provided in a proxy statement. However, the Manager may not enter into an investment advisory agreement with an "affiliated person" of the Manager (as that term is defined in Section 2(a)(3) of the 1940 Act) ("Affiliated Adviser") unless the investment advisory agreement with the Affiliated Adviser, including compensation hereunder, is approved by the affected portfolio's shareholders, including, in instances in which the investment advisory agreement pertains to a newly formed portfolio, the portfolio's initial shareholder. Although shareholder approval is not required for the termination of advisory agreements, shareholders of a portfolio continue to have the right to terminate such agreements for the portfolio at any time by a vote of a majority of outstanding voting securities of the portfolio.

     Batterymarch Financial Management Inc. is the Adviser to the Portfolio.

     The following table shows the fees paid to Travelers Investment Management Company ("TIMCO"), the former sub-adviser to the Account, for the fiscal years ended December 31, 2005, December 31, 2004 and December 31, 2003.



                   Account                              2005                    2004                    2003
                   -------                              ----                    ----                    ----
Growth & Income Stock Account                                                $2,293,926              $2,112,824


     Information regarding the portfolio managers' compensation, other accounts managed and ownership of shares of the Portfolio to the extent applicable is attached in Appendix C.

The Administrator

     Pursuant to an administration agreement ("Administration Agreement"), State Street Bank and Trust Company ("Administrator") assists the Manager in the performance of its administrative services to the Trust and provides the Trust with other necessary administrative services. In addition, the Administrator makes available the office space, equipment, personnel and facilities required to provide such administrative services to the Trust.

     The Administrator was organized as a Massachusetts trust company. Its principal place of business is at One Federal Street, Boston, Massachusetts 02110. Under the Administration Agreement, the Administrator is entitled to a fee from the Trust, which is calculated daily and paid monthly, at an annual rate of approximately 0.05% of the average daily net assets of each Portfolio of the Trust. However, as a result of the expense cap, the Portfolio will not bear this expense directly. The Administration Agreement is in effect until [December 31, 2006] and continues in effect for successive periods of one year, unless terminated by any party upon not less than sixty (60) days' prior written notice to the other party. For the years ended December 31, 2005, December 31, 2004 and December 31, 2003, an aggregate of $________, $6,320,204, and $4,527,919, respectively, was paid to the Administrator. Each such amount included custody and transfer agent fees.

The Distributor

     The Trust has distribution agreements with MetLife Investors Distribution Company ("MID" or the "Distributor") in which MID serves as the Distributor for the Portfolio. The Portfolio will only offer Class A shares, which will be offered at net asset value and will not be subject to distribution fees imposed pursuant to a distribution plan. MID is an affiliate of Metropolitan Life Insurance Company. MID's address is 5 Park Plaza, Suite 1900, Irvine, California 92614.

     The Trust's distribution agreements with respect to Class A shares was initially approved by the Board of Trustees at a Board meeting held on December 7, 2000. The Class A Agreement was amended to include the Portfolio on _________, 2006. The Distribution Agreement will remain in effect from year to year provided its continuance is approved annually by (i) a majority of the Trustees who are not parties to such agreement or "interested persons" (as defined in the 1940 Act) of the Trust or a portfolio and (ii) either by vote of a majority of the Trustees or a majority of the outstanding voting securities (as defined in the 1940 Act) of the Trust.

     The Distributor or its affiliates for the Class A shares will pay for printing and distributing prospectuses or reports prepared for their use in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants and preparing, printing and mailing any other literature or advertising in connection with the offering of the Class A shares to prospective contract owners and qualified plan participants.

Code of Ethics

     The Trust, its Manager, its Distributor, and the Adviser, have adopted Codes of Ethics pursuant to Rule 17j-1 under the 1940 Act. Each of these Codes of Ethics permits the personnel of their respective organizations to invest in securities for their own accounts including securities that may be purchased or held by the Portfolio. A copy of each of the Codes of Ethics is on public file with, and is available from the Securities and Exchange Commission.

Custodian

     State Street Bank and Trust Company ("State Street Bank"), located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian of the Trust. Under the custody agreement, State Street Bank holds the Portfolio's securities, provides fund accounting and keeps all necessary records and documents.

Transfer Agent

     State Street Bank also serves as transfer agent for the Trust.

Legal Matters

     Certain legal matters are passed on for the Trust by Sullivan & Worcester LLP, 1666 K Street, N.W., Washington, D.C. 20006.

Independent Registered Public Accounting Firm

     Deloitte & Touche LLC, located at 200 Berkeley Street, Boston, Massachusetts 02116, serves as the Trust's independent auditors.



                              REDEMPTION OF SHARES

     The Trust may suspend redemption privileges or postpone the date of payment on shares of the Portfolio for more than seven days during any period (1) when the New York Stock Exchange is closed or trading on the Exchange is restricted as determined by the Securities and Exchange Commission, (2) when an emergency exists, as defined by the Securities and Exchange Commission, which makes it not reasonably practicable for the Portfolio to dispose of securities owned by it or fairly to determine the value of its assets, or (3) as the Securities and Exchange Commission may otherwise permit.

     The value of the shares on redemption may be more or less than the shareholder's cost, depending upon the market value of the portfolio securities at the time of redemption.

                                 NET ASSET VALUE

     The net asset value per share of the Portfolio is determined as of the close of regular trading of the New York Stock Exchange (currently 4:00 p.m., Eastern Time), each day the Exchange is open for trading. Currently, the Exchange is closed on: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Portfolio securities for which the primary market is on a domestic or foreign exchange will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and reported on NASDAQ will report the Nasdaq Official Closing Price ("NOCP"). The NOCP will be calculated on each business day at 4:00:02 p.m. Eastern time as follows: (i) if the last traded price of a listed security reported by a Nasdaq member falls within the current best bid and ask price, then the NOCP will be the last traded price; (ii) if the last traded price falls outside of that range, however, the NOCP will be the last bid price (if higher) or the last ask price (if lower). Portfolio securities which are traded over-the-counter and not quoted on the NASDAQ System that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers.

     In the case of any securities which are not actively traded, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Trustees. Such fair value is expected to be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.

     If any securities held by the Portfolio are restricted as to resale, their fair value will be determined following procedures approved by the Trustees. The fair value of such securities is generally determined as the amount which the Portfolio could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. The valuation procedures applied in any specific instance are likely to vary from case to case. However, consideration is generally given to the financial position of the issuer and other fundamental analytical data relating to the investment and to the nature of the restrictions on disposition of the securities (including any registration expenses that might be borne by the Portfolio in connection with such disposition). In addition, specific factors are also generally considered, such as the cost of the investment, the market value of any unrestricted securities of the same class (both at the time of purchase and at the time of valuation), the size of the holding, the prices of any recent transactions or offers with respect to such securities and any available analysts' reports regarding the issuer.

     Notwithstanding the foregoing, short-term debt securities with maturities of 60 days or less will be valued at amortized cost.

     Foreign securities traded outside the United States will be valued daily at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. All securities and other assets of the Portfolio initially expressed in foreign currencies will be converted to U.S. dollar values at the mean of the bid and offer prices of such currencies against U.S. dollars quoted as designated on the Price Source Authorization Agreement between the Trust and its custodian on a valuation date by any recognized dealer.

     The Manager may, from time to time, under the general supervision of the Board of Trustees or the valuation committee, utilize the services of one or more pricing services available in valuating the assets of the Trust. The Manager will continuously monitor the performance of these services.

                              FEDERAL INCOME TAXES

     The Portfolio intends to qualify each year as a "regulated investment company" under the Code. By so qualifying, the Portfolio will not be subject to federal income taxes to the extent that its net investment income and net realized capital gains are distributed.

     In order to so qualify, the Portfolio must, among other things, (1) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stocks or securities, and net income derived from an interest in a qualified publicly traded partnership; and (2) diversify its holdings so that, at the end of each quarter of its taxable year, (a) at least 50% of the market value of its assets is represented by cash, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to 5% of the value of the Portfolio's assets and to not more than 10% of the voting securities of such issuer, and (b) not more than 25% of the value of its assets is invested in securities of any one issuer (other than government securities or the securities of other regulated investment companies) or the securities of one or more qualified publicly traded partnerships. For this purpose, a qualified publicly traded partnership is any publicly traded partnership other than one whose income is derived almost entirely from income which would be qualified income for a regulated investment company (that is, dividends, interest, payments with respect to securities loans, gains from the disposition of stock or securities, and the like) in any event.

     As a regulated investment company, the Portfolio will not be subject to federal income tax on net investment income and capital gains (short- and long-term), if any, that it distributes to its shareholders if at least 90% of its net investment income and net short-term capital gains for the taxable year are distributed, but will be subject to tax at regular corporate rates on any income or gains that are not distributed. In general, dividends will be treated as paid when actually distributed, except that dividends declared in October, November or December and made payable to shareholders of record in such a month will be treated as having been paid by the Portfolio (and received by shareholders) on December 31, provided the dividend is paid in the following January. The Portfolio intends to satisfy the distribution requirement in each taxable year.

     The Portfolio will not be subject to the 4% federal excise tax imposed on regulated investment companies that do not distribute all of their income and gains each calendar year because such tax does not apply to a registered investment company whose only shareholders are either tax-exempt pension trusts or segregated asset accounts of life insurance companies held in connection with variable annuity and/or variable life insurance policies.

     The Trust intends to comply with section 817(h) of the Code and the regulations issued thereunder. As required by regulations under that section, the only shareholders of the Trust and the Portfolio will be life insurance company segregated asset accounts (also referred to as separate accounts) that fund variable life insurance or annuity contracts, tax-exempt pension trusts, and MetLife Investors USA Insurance Company, the initial shareholder of the Portfolio, and its affiliates. See the prospectus or other material for the Contracts for additional discussion of the taxation of segregated asset accounts and of the owner of the particular Contract described therein.

     Section 817(h) of the Code and Treasury Department regulations thereunder impose certain diversification requirements on the segregated asset accounts investing in the Portfolio. These requirements, which are in addition to the diversification requirements applicable to the Trust under the 1940 Act and under the regulated investment company provisions of the Code, may limit the types and amounts of securities in which the Portfolio may invest. Failure to meet the requirements of section 817(h) could result in current taxation of the owner of the Contract on the income of the Contract.

     The Trust may therefore find it necessary to take action to ensure that a Contract continues to qualify as a Contract under federal tax laws. The Trust, for example, may be required to alter the investment objectives of the Portfolio or substitute the shares of one portfolio for those of another. No such change of investment objectives or substitution of securities will take place without notice to the shareholders of the affected Portfolio and the approval of a majority of such shareholders and without prior approval of the Securities and Exchange Commission, to the extent legally required.

     In certain foreign countries, interest and dividends are subject to a tax which is withheld by the issuer. U.S. income tax treaties with certain countries reduce the rates of these withholding taxes. The Trust intends to provide the documentation necessary to achieve the lower treaty rate of withholding whenever applicable or to seek refund of amounts withheld in excess of the treaty rate.

     To the extent that the Portfolio invests in foreign securities may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies. Such trusts have been the only or primary way to invest in certain countries. In addition to bearing their proportionate share of the Portfolio's expenses (management fees and operating expenses), shareholders will also indirectly bear similar expenses of such trusts. Capital gains on the sale of such holdings are considered ordinary income regardless of how long the Portfolio held its investment. In addition, the Portfolio could be subject to corporate income tax and an interest charge on certain dividends and capital gains earned from these investments, regardless of whether such income and gains are distributed to shareholders. To avoid such tax and interest, the Adviser intends to treat these securities as sold on the last day of its fiscal year and recognize any gains for tax purposes at that time; deductions for losses are allowable only to the extent of any gains resulting from these deemed sales for prior taxable years. Such gains will be considered ordinary income, which the Portfolio will be required to distribute even though it has not sold the security.

                  ORGANIZATION AND CAPITALIZATION OF THE TRUST

     The Trust is a Delaware business trust organized on July 27, 2000. A copy of the Trust's Agreement and Declaration of Trust, which is governed by Delaware law, is filed as an exhibit to the Trust's registration statement. The Trust is the successor to the Security First Trust and Cova Series Trust, the series of which were converted to Portfolios of the Trust, effective February 12, 2001.

     The Trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $.001 per share, of one or more series. As of May 1, 2006, the Trustees have established and designated forty-eight series, including the series representing the Portfolio, forty-four of which are currently being offered. Each series of shares represents the beneficial interest in a separate portfolio of assets of the Trust, which is separately managed and has its own investment objective and policies. The Trustees of the Trust have authority, without the necessity of a shareholder vote, to establish additional portfolios and series of shares. The shares outstanding are, and those offered hereby when issued will be, fully paid and nonassessable by the Trust. The shares have no preemptive, conversion or subscription rights and are fully transferable.

     The Trust is authorized to issue four classes of shares (Class A, Class B, Class C and Class E) on behalf of each portfolio. Only Class A shares will be offered on behalf of the Portfolio. Class A shares are offered at net asset value and are not subject to distribution fees.

     The Trust continuously offers its shares to separate accounts of insurance companies in connection with the Contracts. Shares of the Portfolio are sold to insurance company separate accounts in connection with Contracts issued by TIC. As of December 31, 2005, TIC owned all of the Account's outstanding shares and, as a result, may be deemed to be a control person with respect to the Account.

     As a "series" type of mutual fund, the Trust issues separate series of share of beneficial interest with respect to each portfolio. Each portfolio resembles a separate fund issuing a separate class of stock. Because of current federal securities law requirements, the Trust expects that its shareholders will offer to owners of the Contracts ("Contract owners") the opportunity to instruct them as to how shares allocable to their Contracts will be voted with respect to certain matters, such as approval of investment advisory agreements. To the Trust's knowledge, as of December 31, 2005 none of the Contracts currently owned entitled any individual to give voting instructions regarding more than 5% of the outstanding shares of the Account.

     The Trust may in the future offer its shares to separate accounts of other insurance companies. The Trust does not currently foresee any disadvantages to

Contract owners arising from offering the Trust's shares to separate accounts of insurance companies that are unaffiliated with each other. However, it is theoretically possible that, at some time, the interests of various Contract owners participating in the Trust through their separate accounts might conflict. In the case of a material irreconcilable conflict, one or more separate accounts might withdraw their investments in the Trust, which would possibly force the Trust to sell portfolio securities at disadvantageous prices. The Trustees of the Trust intend to monitor events for the existence of any material irreconcilable conflicts between or among such separate accounts and will take whatever remedial action may be necessary.

     The assets received from the sale of shares of the Portfolio, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, constitute the underlying assets of the Portfolio. The underlying assets of the Portfolio are required to be segregated on the Trust's books of account and are to be charged with the expenses with respect to the Portfolio. Any general expenses of the Trust not readily attributable to the Portfolio will be allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Portfolio and the other portfolios.

     Each share has one vote, with fractional shares voting proportionately. Shareholders of the Portfolio are not entitled to vote on any matter that requires a separate vote of the shares of another portfolio but which does not affect the Portfolio. The Agreement and Declaration of Trust does not require the Trust to hold annual meetings of shareholders. Thus, there will ordinarily be no annual shareholder meetings, unless otherwise required by the 1940 Act. The Trustees of the Trust may appoint their successors until fewer than a majority of the Trustees have been elected by shareholders, at which time a meeting of shareholders will be called to elect Trustees. Under the Agreement and Declaration of Trust, any Trustee may be removed by vote of the Trustees or vote of two-thirds of the outstanding shares of the Trust. Holders of 10% or more of the outstanding shares can require the Trustees to call a meeting of shareholders for the purpose of voting on the removal of one or more Trustees. If ten or more shareholders who have been such for at least six months and who hold in the aggregate shares with a net asset value of at least $25,000 inform the Trustees that they wish to communicate with other shareholders, the Trustees either will give such shareholders access to the shareholder lists or will inform them of the cost involved if the Trust forwards materials to the shareholders on their behalf. If the Trustees object to mailing such materials, they must inform the Securities and Exchange Commission and thereafter comply with the requirements of the 1940 Act.

                              FINANCIAL STATEMENTS

     The unaudited financial statements and notes thereto of the Account contained in its semi-annual report to Contract Owners dated June 30, 2005 are incorporated by reference into this Statement of Additional Information. The financial statements of the Account contained in the Account's annual report to Contract Owners for the fiscal year ended December 31, 2004 have been audited by KPMG LLP, the prior independent registered public accounting firm for the Account. This annual report, as well as the semi-annual report, may be obtained without charge by calling 1-800-842-9368. The Account expects that the annual report to Contract Owners for the period ending December 31, 2005 will be available in late February, 2006.

     No financial information relating to the Portfolio and no projected (pro forma) financial information is being provided because the Portfolio into which the Account will be reorganized is a newly formed shell portfolio of the Trust.

--------------------------------------

     No person has been authorized to give any information or to make any representation not contained in this Statement of Additional Information or in the Prospectus and, if given or made, such information or representation must not be relied upon as having been authorized. This Statement of Additional Information does not constitute an offering of any securities other than the registered securities to which it relates or an offer to any person in any state or other jurisdiction of the United States or any country where such offer would be unlawful.

                                   APPENDIX A
                               SECURITIES RATINGS

Standard & Poor's Bond Ratings

     A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt of a higher rated category. Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and to repay principal for debt in this category than for higher rated categories. Bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. The rating "C" is reserved for income bonds on which no interest is being paid. Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears. The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody's Bond Ratings

     Bonds which are rated "Aaa" are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies numerical modifiers 1, 2 and 3 in the Aa and A rating categories. The modifier 1 indicates that the security ranks at a higher end of the rating category, modifier 2 indicates a mid-range rating and the modifier 3 indicates that the issue ranks at the lower end of the rating category. Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future. Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor's Commercial Paper Ratings

     "A" is the highest commercial paper rating category utilized by Standard & Poor's, which uses the numbers "1+", "1", "2" and "3" to denote relative strength within its "A" classification. Commercial paper issuers rated "A" by Standard & Poor's have the following characteristics. Liquidity ratios are better than industry average. Long-term debt rating is "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management. Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities. The rating "C" is assigned to short-term debt obligations with a doubtful capacity for repayment. An issue rated "D" is either in default or is expected to be in default upon maturity.

Moody's Commercial Paper Ratings

     "Prime-1" is the highest commercial paper rating assigned by Moody's, which uses the numbers "1", "2" and "3" to denote relative strength within its highest classification of Prime. Commercial paper issuers rated Prime by Moody's have the following characteristics. Their short-term debt obligations carry the smallest degree of investment risk. Margins of support for current indebtedness are large or stable with cash flow and asset protection well assured. Current liquidity provides ample coverage of near-term liabilities and unused alternative financing arrangements are generally available. While protective elements may change over the intermediate or longer terms, such changes are most unlikely to impair the fundamentally strong position of short-term obligations.

Fitch IBCA, Inc. Commercial Paper Ratings. Fitch Investors Service L.P. employs the rating F-1+ to indicate issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+, while the rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

Duff & Phelps Inc. Commercial Paper Ratings. Duff & Phelps Inc. employs the designation of Duff 1 with respect to top grade commercial paper and bank money instruments. Duff 1+ indicates the highest certainty of timely payment: short-term liquidity is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations. Duff 1- indicates high certainty of timely payment. Duff 2 indicates good certainty of timely payment: liquidity factors and company fundamentals are sound.

Thomson BankWatch, Inc. ("BankWatch") Commercial Paper Ratings. BankWatch will assign both short-term debt ratings and issuer ratings to the issuers it rates. BankWatch will assign a short-term rating ("TBW-1", "TBW-2", "TBW-3", or "TBW-4") to each class of debt (e.g., commercial paper or non-convertible debt), having a maturity of one-year or less, issued by a holding company structure or an entity within the holding company structure that is rated by BankWatch. Additionally, BankWatch will assign an issuer rating ("A", "A/B", "B", "B/C", "C", "C/D", "D", "D/E", and "E") to each issuer that it rates.

     Various of the NRSROs utilize rankings within rating categories indicated by a + or -. The Portfolios, in accordance with industry practice, recognize such rankings within categories as graduations, viewing for example Standard & Poor's rating of A-1+ and A-1 as being in Standard & Poor's highest rating category.

                                                                      APPENDIX B
                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                      PROXY VOTING POLICIES AND PROCEDURES

INTRODUCTION

         Batterymarch's primary focus and responsibility is to preserve and enhance its clients' investment returns. An integral part of this responsibility is encouraging good corporate governance practices by the companies we invest in through conscientiously exercising shareholder rights. We believe this will result in increased value for shareholders.

         Batterymarch has adopted and implemented the following policies and procedures, which we believe are reasonably designed to ensure that Batterymarch's votes are cast in a consistent manner that place our clients' interests first.

         Batterymarch's Proxy Voting Philosophy and Guidelines are an integral part of this document.

VOTING AND MONITORING RESPONSIBILITY

         Batterymarch's Compliance Department is responsible for managing and monitoring proxy voting operations. Batterymarch has retained Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance, to provide day-to-day proxy voting services, including, but not limited to, obtaining information from clients' custodians, reconciling proxy ballots, providing vote recommendations, voting, recordkeeping and reporting. Batterymarch's compliance personnel are responsible for managing the relationship with ISS and ensuring that Batterymarch's fiduciary obligations are met.

VOTING AUTHORITY

         Batterymarch assumes voting authority for all client accounts unless a client's Investment Management Agreement explicitly states otherwise.

HOW PROXIES ARE VOTED

         Batterymarch's policy is generally to vote in accordance with the recommendations of ISS. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conforms to the AFL-CIO voting guidelines. In instances where ISS has not

                                     -B-1-
made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

         Under certain circumstances, Batterymarch may believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines. In such cases, provided that Batterymarch's Compliance Department does not identify a material conflict of interest in overriding an ISS vote recommendation or voting against ISS's proxy voting guidelines, Batterymarch will override the voting recommendation of ISS.

         Batterymarch will generally cast votes for all shares for which it has voting authority, unless the cost of voting is presumed to outweigh the benefit. Batterymarch's policy regarding when it may not vote proxies is described below.

CONFLICTS OF INTEREST

         Potential conflicts of interest may arise due to a variety of reasons that could affect how Batterymarch votes proxies. Batterymarch manages assets for a wide variety of clients that may have mutually exclusive goals regarding the outcome of a shareholders meeting. Batterymarch may have a conflict of interest when a company that is soliciting a proxy is an advisory client of Batterymarch, or when Batterymarch's employees have an interest in a proxy voting proposal that is at variance with the interests of Batterymarch's clients. With the ability to influence the outcome of a corporation's shareholders meeting comes the responsibility to prevent potential conflicts of interest from affecting the way we cast our votes. Batterymarch attempts to minimize material conflicts of interest by using pre-determined voting guidelines and by obtaining vote recommendations from ISS.

         If one or more members of Batterymarch's investment teams believe that it will be in the best interests of clients to vote against ISS's recommendations or, in cases where ISS has not provided Batterymarch with any recommendations with respect to a proxy, to vote in contradiction with ISS's general proxy voting guidelines, Batterymarch's Compliance Department will be responsible for identifying any proxy voting proposals that present a conflict of interest. If such a proposal is identified, Batterymarch's compliance personnel will decide whether it presents a material conflict of interest.

         If a conflict of interest is identified, proxy proposals that are "routine," such as uncontested elections of directors, meeting formalities, and approval of financial statements, generally will not result in a material conflict of interest. Material conflicts of interest are more likely to result from non-routine proxy proposals. Non-routine proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans and retirement plans).

         If Batterymarch's Compliance Department determines that a material conflict of interest exists, Batterymarch may vote the proposal in accordance with either (a) the recommendations of ISS, (b) another authorized person of Batterymarch if the material conflict of interest does not relate to such other person or Batterymarch itself, or (c) each client whose portfolio includes the applicable security. If Batterymarch solicits instructions from clients on how to vote a proposal or proxy, Batterymarch may or may not disclose to such clients the nature of the conflict of interest.

WHEN BATTERYMARCH MAY NOT VOTE

         Batterymarch generally does not vote proxies when it determines that the cost of voting outweighs the benefit of doing so. For example, voting proxies for shares of foreign securities may involve significant costs, such as translation of proxy materials. In some foreign markets, there are laws that prevent Batterymarch from selling shares for a period of time before and/or after a shareholder meeting (also known as "share blocking"). Where share blocking occurs, shares must be "frozen" for trading purposes in order to vote. During the time that shares are blocked, any pending trades will not settle. Depending on the market, this period can last from one day to several weeks. Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees. For this reason, in share blocking markets, Batterymarch retains the right whether or not to vote, based on the determination of Batterymarch's investment personnel.

         ISS sends a weekly report of upcoming meetings in share blocking markets detailing each client account entitled to vote, the number of shares held, type of meeting and blocking period. Batterymarch's Compliance Department monitors these upcoming meetings, consults with Batterymarch investment team members responsible for investing in each market and arrives at a decision on whether or not to vote.

RECORDKEEPING AND REPORTING

         ISS maintains complete records of all votes cast on behalf of each of Batterymarch's client accounts, including the number of shares held, meeting date, type of meeting, management recommendation, and the rationale for each vote. ISS provides Batterymarch with periodic, customized reports for each client account for which Batterymarch votes proxies.

REQUESTS TO OBTAIN PROXY VOTING INFORMATION

         Batterymarch provides proxy voting summary reports to clients for whom we exercise voting responsibility on an annual basis or more frequently, subject to such clients' reporting requirements. Batterymarch is able to provide such reporting either electronically or in hard copy format. Batterymarch also provides a copy of its proxy voting guidelines to clients upon request.

         A log of client requests for proxy voting information and details on the fulfillment of those requests is maintained by Batterymarch's Compliance Department.

         Client requests for obtaining information about Batterymarch's proxy voting guidelines or information about how Batterymarch voted client securities, if applicable, can be obtained by contacting Batterymarch:

BY MAIL

         Batterymarch Financial Management, Inc.
         Attention: Compliance Department
         200 Clarendon Street, 49th Floor
         Boston, Massachusetts 02116
         USA

BY TELEPHONE

         (617) 266-8300

                     BATTERYMARCH FINANCIAL MANAGEMENT, INC.

                             PROXY VOTING PHILOSOPHY

         Batterymarch recognizes that proxy voting is an integral part of its responsibilities as an investment manager. As a general principle, Batterymarch believes proxies should be voted solely in the best interests of its clients. Batterymarch generally votes proxies with a view to enhancing the value of the securities held in client accounts; Batterymarch will generally vote for any proposal that will maximize shareholder wealth or expand shareholder rights, and vote against any proposal that might decrease shareholder wealth or rights.

         When Batterymarch is responsible for voting proxies, Batterymarch's policy is generally to vote in accordance with the recommendations of Institutional Shareholder Services ("ISS"), a recognized authority on proxy voting and corporate governance. Voting will normally be conducted in accordance with ISS's standard guidelines. However, a client may direct Batterymarch to vote in accordance with the guidelines of Proxy Voter Services ("PVS"), an independent division of ISS which focuses on the specific concerns of Taft-Hartley plans and which conform to the AFL-CIO voting guidelines. In instances where ISS has not made any recommendations with respect to a proxy, Batterymarch will generally vote in accordance with ISS's proxy voting guidelines.

PROXY VOTING GUIDELINES

         In the absence of any specific direction from clients, proxy voting will normally be conducted in accordance with ISS's standard guidelines. The following are concise summaries of ISS's standard proxy voting policy guidelines relating to domestic and global proxies.


                        DOMESTIC PROXY VOTING GUIDELINES

AUDITORS
Vote CASE-BY-CASE on shareholder proposals on auditor rotation, taking into account these factors:
     -    Tenure of the audit firm
     - Establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price
     -    Length of the rotation period advocated in the proposal
     -    Significant audit-related issues

BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Generally, vote CASE-BY-CASE.  But WITHHOLD votes from:
     - Insiders and affiliated outsiders on boards that are not at least majority independent
     -    Directors who sit on more than six boards
     - Compensation Committee members if there is a disconnect between the CEO's pay and performance

CLASSIFICATION/DECLASSIFICATION OF THE BOARD
Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)
Vote FOR shareholder proposals asking that the chairman and CEO positions be separated (independent chairman), unless the company has a strong countervailing governance structure, including a lead director, two-thirds independent board, all independent key committees, and established governance guidelines.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

OPEN ACCESS (SHAREHOLDER RESOLUTION)
Vote CASE-BY-CASE basis, taking into account the ownership threshold proposed in the resolution and the proponent's rationale.

SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT
Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent. Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS
Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS
Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING
Vote AGAINST proposals to eliminate cumulative voting. Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING
Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election. In proxy contests, support confidential voting proposals only if dissidents agree to the same policy that applies to management.

PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS
Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES
Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

POISON PILLS
Vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill and management proposals to ratify a poison pill.

MERGERS AND CORPORATE RESTRUCTURINGS
Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

REINCORPORATION PROPOSALS
Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws. Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION
Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.
Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK
Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote FOR proposals to create a new class of nonvoting or subvoting common stock if:
     - It is intended for financing purposes with minimal or no dilution to current shareholders
     - It is not designed to preserve the voting power of an insider or significant shareholder

EXECUTIVE AND DIRECTOR COMPENSATION
ISS applies a quantitative methodology, but for Russell 3000 companies will also apply a pay-for-performance overlay in assessing equity-based compensation plans.

Vote AGAINST a plan if the cost exceeds the allowable cap. Vote FOR a plan if the cost is reasonable (below the cap) unless either of the following conditions apply:
     - The plan expressly permits repricing without shareholder approval for listed companies; or
     - There is a disconnect between the CEO's pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS
Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
    -    Historic trading patterns

    -    Rationale for the repricing
    -    Value-for-value exchange
    -    Option vesting
    -    Term of the option
    -    Exercise price
    -    Participation

EMPLOYEE STOCK PURCHASE PLANS
Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:
     -    Purchase price is at least 85 percent of fair market value
     -    Offering period is 27 months or less, and
     -    Potential voting power dilution (VPD) is 10 percent or less.
Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

SHAREHOLDER PROPOSALS ON COMPENSATION
Generally vote CASE-BY-CASE, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook. But generally vote FOR shareholder proposals that:
     - Advocate performance-based equity awards (indexed options, premium-priced options, performance-vested awards), unless the proposal is overly restrictive or the company already substantially uses such awards
     - Call for a shareholder vote on extraordinary benefits contained in Supplemental Executive Retirement Plans (SERPs).

SOCIAL AND ENVIRONMENTAL ISSUES

THESE ISSUES COVER A WIDE RANGE OF TOPICS, INCLUDING CONSUMER AND PUBLIC SAFETY, ENVIRONMENT AND ENERGY, GENERAL CORPORATE ISSUES, LABOR STANDARDS AND HUMAN RIGHTS, MILITARY BUSINESS, AND WORKPLACE DIVERSITY.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

Vote:
    -    FOR proposals for the company to amend its Equal Employment Opportunity
         (EEO) Statement to include reference to sexual orientation, unless the change would result in excessive costs for the company.
    - AGAINST resolutions asking for the adopting of voluntary labeling of ingredients or asking for companies to label until a phase out of such ingredients has been completed.

GLOBAL PROXY VOTING GUIDELINES
In addition to the guidelines summarized below, ISS has country- and market-specific policies that are applied when voting proxies.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:
     - there are concerns about the accounts presented or audit procedures used; or
     - the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION
Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:
     - there are serious concerns about the accounts presented or the audit procedures used;
     -    the auditors are being changed without explanation; or
     - nonaudit-related fees are substantial or are routinely in excess of standard annual audit fees.
Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company. ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS
Vote FOR the appointment or reelection of statutory auditors, unless:
     - there are serious concerns about the statutory reports presented or the audit procedures used;
     - questions exist concerning any of the statutory auditors being appointed; or
     - the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME
Vote FOR approval of the allocation of income, unless:
     - the dividend payout ratio has been consistently below 30 percent without adequate explanation; or
     -    the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE
Vote FOR most stock (scrip) dividend proposals. Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION
Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM
Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS
Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS
Vote FOR management nominees in the election of directors, unless:
     -    Adequate disclosure has not been met in a timely fashion;
     -    There are clear concerns over questionable finances or restatements;
     -    There have been questionable transactions with conflicts of interest;
     - There are any records of abuses against minority shareholder interests; and
     - The board fails to meet minimum corporate governance standards. Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities. Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations. Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

DIRECTOR COMPENSATION
Vote FOR proposals to award cash fees to nonexecutive directors unless the amounts are excessive relative to other companies in the country or industry. Vote nonexecutive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis. Vote proposals that bundle compensation for both nonexecutive and executive directors into a single resolution on a CASE-BY-CASE basis. Vote AGAINST proposals to introduce retirement benefits for nonexecutive directors.

DISCHARGE OF BOARD AND MANAGEMENT
Vote FOR discharge of the board and management, unless:
     - there are serious questions about actions of the board or management for the year in question; or
     -    legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis. Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE
Vote FOR proposals to fix board size. Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors. Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:
Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital. Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL
Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding. Vote FOR specific proposals to increase authorized capital to any amount, unless:
     - the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
     - the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan). Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES
Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure. Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders. Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares. Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS
Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights. Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests. Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS Vote FOR share repurchase plans, unless:
     -    clear evidence of past abuse of the authority is available; or
     -    the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS Vote FOR mergers and acquisitions, unless:
     - the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or
     - the company's structure following the acquisition or merger does not reflect good corporate governance. Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision. ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS
Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS
Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS
Vote compensation plans on a CASE-BY-CASE basis.

ANTITAKEOVER MECHANISMS
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS
Vote all shareholder proposals on a CASE-BY-CASE basis. Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost. Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                                                   APPENDIX C
                          PORTFOLIO MANAGER INFORMATION

         Batterymarch employs a team approach to portfolio management. Louis Scott and Daniel Willey are the individuals primarily responsible for the management of the Portfolio. The table below shows information relating to other accounts managed by Mr. Willey and Mr. Scott as of December 31, 2005.

                                Number of Other Accounts        Assets in Other Accounts        For Accounts Listed
                                Managed by Manager by Type      Managed by Manager by Type      Where the Manager's
                                of Account:                     of Account:  (a)                Compensation is Based on
                                (a) Registered Investment       Registered Investment           the Account's
                                Company; (b) Other Pooled       Company; (b) Other Pooled       Performance, the Number
                                Investment Vehicles; (c)        Investment Vehicles; (c)        of Accounts and Assets
Portfolio Manager               Other Accounts.                 Other Accounts                  in the Accounts

Charles Ko                      a)                              a)                              [None]

                                b)                              b)

                                c)                              c)

PORTFOLIO MANAGER MATERIAL CONFLICTS OF INTEREST

         Actual or potential conflicts may arise in managing the Portfolio's portfolio investments in conjunction with the portfolios of Batterymarch's other clients. The following is a brief description of some of the potential conflicts of interest that may arise as a result.

         If the portfolio management team identifies a limited investment opportunity that may be suitable for more than one account, the fund may not be able to take full advantage of that opportunity. However, Batterymarch has adopted procedures for such situations. On each trading day, Batterymarch's accounts are selected at random as to the order in which they will undergo portfolio construction. By randomizing the order by which client accounts are reviewed, Batterymarch aims to provide, over the long run, for fair treatment of each client account.

         Because initial public offerings ("IPOs") are usually available in limited supply, Batterymarch has adopted procedures designed to promote a fair and equitable allocation of IPO securities among clients. Batterymarch attempts to allocate new issues to clients on a pro-rata basis with a minimum fill size. The minimum fill size for each order may be country specific (e.g., based on a fixed lot size), security specific, or determined at the discretion of Batterymarch's investment professionals. Factors affecting allocations include the availability of cash, country/regional/sector allocation decisions, and the costs for minimal allocation actions. However, if the availability of a new issue is limited to an extent that a pro-rata allocation becomes impractical (i.e., the amount allocable to each client would be so small as to render it insignificant), one or more accounts, including the fund, may not be able to participate fully or at all in such new issue.

         Batterymarch often purchases or sells the same securities for multiple client accounts in the secondary markets. If Batterymarch decides to purchase or sell the same security at approximately the same time for more than one account, Batterymarch generally aggregates orders. If Batterymarch is unable to fill an aggregated order completely, but receives a partial fill, Batterymarch will normally allocate the transactions relating to the partially filled order to clients on a pro-rata basis with a minimum fill size. Batterymarch's trading systems are able to perform trade allocations automatically, including pro-rata allocations.

         Conflicts of interest may arise when members of the portfolio management team, or other Batterymarch Access Persons, transact personally in securities held or to be purchased or sold for the Fund or other accounts or transact personally in the shares of the fund. To address this, Batterymarch has adopted a written Code of Ethics designed to prevent and detect personal trading activities that may interfere or conflict with client interests (including fund shareholders' interests). In order to protect against potential conflicts of interest, employee personal securities transactions must be pre-cleared by compliance personnel. Generally, Batterymarch employees may not execute securities transactions in any security for their own personal account, or for an account in which they have a beneficial interest, if there is a pending trade in the same (or equivalent) security for a client account. Portfolio managers are prohibited from executing personal securities transactions in any security within seven calendar days of a purchase or sale of the same (or equivalent) security by a client account managed by that portfolio manager. In addition, investment persons may not purchase and sell the same security for a gain for their own personal account within any sixty (60) calendar day period if a client account held the same (or an equivalent) security at any time on or between the dates of the personal securities transactions executed by the investment person. Access persons are generally prohibited from personally acquiring securities in an initial public offering or in a private placement. Furthermore, access persons may not sell (or exchange out of) shares of a Legg Mason Fund or any other fund managed by Batterymarch within sixty (60) calendar days of a purchase of (or exchange into) shares of the same Legg Mason Fund or Batterymarch-managed fund. The Code of Ethics also states that access persons should not knowingly participate in or facilitate late trading, market timing or any other activity with respect to any Legg Mason Fund or Batterymarch-managed fund or any other fund in violation of applicable law or the provisions of the fund's disclosure documents. These restrictions do not apply to exempted securities, may be subject to certain de minimis provisions, and may be waived upon consent of Batterymarch's Compliance Department based on individual circumstances. All Batterymarch employees are required to disclose all reportable funds and securities in which they have a beneficial interest within ten days of employment and at least annually thereafter. In addition, after executing a personal securities transaction, each employee is required to have a duplicate copy of the broker confirmation as well as a periodic statement evidencing the securities transaction sent to Batterymarch's Compliance Department.

         Batterymarch manages some accounts under performance-based fee arrangements. Batterymarch recognizes that this type of incentive compensation creates the risk for potential conflicts of interest. This structure may create an incentive to allocate investments having a greater potential for higher returns to accounts of those clients paying the higher performance fee. To prevent conflicts of interest, Batterymarch generally requires portfolio decisions to be made on a product specific basis. Additionally, Batterymarch requires average pricing of all aggregated orders. Lastly, the investment performance on specific accounts is not a factor in determining the portfolio managers' compensation.

PORTFOLIO MANAGER COMPENSATION

         Portfolio manager compensation includes a combination of base salary, annual bonus, long term incentive compensation and options to acquire stock in Batterymarch's parent Legg Mason, Inc. as well as a generous benefits package made available to all Batterymarch employees on a non-discretionary basis.

         The bonus and long term incentive compensation is discretionary compensation; the amount of such awards is determined on an annual basis following the completion of the firm's fiscal year. The overall "pool" of discretionary compensation is based on the profitability of the firm for each fiscal year. Individual allocation to portfolio managers is based on several factors, including:

     - Short term, one year, and longer term investment performance of the product that the portfolio manager works on. Longer term performance is generally three to five year performance. Performance is evaluated on an aggregate product basis that the portfolio manager is responsible for and is not analyzed by any individual client portfolio, such as the Portfolio. The analysis of this performance is based on comparison to an appropriate published index for a particular product as well as comparison to a group of peer managers. There is no fixed formula used in this analysis.

     - Portfolio manager assistance in servicing clients.

     - Portfolio manager contribution to new business development.

         Portfolio manager compensation is not tied to, nor increased or decreased as the result of, any performance fees that may be earned by Batterymarch. As note, compensation is not impacted by the investment performance of any one client account; all performance analysis is reviewed on an aggregate product basis. Portfolio managers do not receive a percentage of the revenue earned on any of Batterymarch's client portfolios.

         Allocation of options to acquire Legg Mason stock are determined by Legg Mason, Inc., based on their assessment of an individual's contribution to the overall operation of the firm.

         [As of December 31, 2005, none of the portfolio managers of the Accounts held any units of interest in any of the Accounts.]

FORM N-14


PART C - OTHER INFORMATION

ITEM 15.  INDEMNIFICATION.

         The response to this item is incorporated by reference to "Liability and Indemnification of Trustees/Directors" under the caption "Comparative Information on Shareholders' Rights" in Part A of this Registration Statement.

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, Officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, Officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, Officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

         The Registrant, its Trustees and Officers, its investment adviser, and persons affiliated with them are insured under a policy of insurance maintained by the Registrant and its investment adviser, within the limits and subject to the limitations of the policy, against certain expenses in connection with the defense of actions, suits or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings, to which they are parties by reason of being or having been such Trustees or officers. The policy expressly excludes coverage for any Trustee or officer whose personal dishonesty, fraudulent breach of trust, lack of good faith, or intention to deceive or defraud has been adjudicated or may be established or who willfully fails to act prudently.

         The Management Agreement with Met Investors Advisory LLC (the "Manager") provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the matters to which the Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence of the Manager in the performance of its duties or from reckless disregard by the Manager of its obligations under the Agreement.

ITEM 16.  EXHIBITS.

1. Declaration of Trust. Incorporated by reference to Met Investors Series Trust's Registration Statement on Form N-1A filed on October 23, 2000, Registration No. 333-48456 ("Form N-1A Registration Statement").

2. By-Laws. Incorporated by reference to the Form N-1A Registration Statement.

3. None.

4. Agreement and Plan of Reorganization (Filed as Appendix A to the Combined Prospectus/Proxy Statement included in Part A to the Form N-14 Registration Statement).

5. None.

6(a). Form of Amendment No. 18 to Management Agreement relating to Batterymarch Growth and Income Portfolio is filed herewith as Exhibit 6(a).

6(b). Form of Subadvisory Agreement relating to Batterymarch Growth and Income Portfolio is filed herewith as Exhibit 6(b).

7. Form of Second Amended and Restated Distribution Agreement between Met Investors Series Trust and MetLife Investors Distribution Company with respect to the Class A shares is incorporated herein by reference to Post-Effective Amendment No. 9 to the Form N-1A Registration Statement filed with the SEC on February 14, 2003.

8. None.

9. Form of Custody Agreement between State Street Bank & Trust Company and Met Investors Series Trust is incorporated herein by reference to Post-Effective Amendment No. 5 to the Form N-1A Registration Statement filed with the SEC on October 9, 2001.

10. Multiple Class Plan is incorporated herein by reference to the Form N-1A Registration Statement.

11. Opinion and consent of Sullivan & Worcester LLP is filed herewith as Exhibit 11.

12. Form of Tax Opinion of Sutherland Asbill & Brennan LLP is filed herewith as
Exhibit 1.

13. None.

14. Consent of KPMG LLP with respect to The Travelers Growth and Income Stock Account for Variable Annuities is filed herewith as Exhibit 14.

15. Not applicable.

16. None.

17. Form of Proxy is filed herewith as Exhibit 17.


ITEM 17.  UNDERTAKINGS.

         (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus that is part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, as amended (the "1933 Act"), the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Hartford and the State of Connecticut, on the 27th day of January, 2006.


                                    THE TRAVELERS FUND U FOR VARIABLE ANNUITIES
                                    (Registrant)

                                    By:  THE TRAVELERS INSURANCE COMPANY
                                    (Depositor)

                                  By:              /s/ Bennett D. Kleinberg
                                  Name:                 BENNETT D. KLEINBERG
                                  Title:             VICE PRESIDENT AND ACTUARY



                                    THE TRAVELERS INSURANCE COMPANY
                                    (Depositor)

                                  By:             /s/ Bennett D. Kleinberg
                                  Name:                 BENNETT D. KLEINBERG
                                  Title:             VICE PRESIDENT AND ACTUARY


      As required by the Securities Act of 1933, the registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE                                          TITLE                                    DATE

                                                   C. Robert Henrikson                      January 27, 2006
                                                   Director, Chairman,
                                                   President, and
        _/s/ C. Robert Henrickson                  Chief Executive Officer


                                                   Stanley J. Talbi                         January 27, 2006
                                                   Senior Vice President and Chief
       _/s/ Stanley J. Talbi                       Financial Officer


                                                   Joseph J. Prochaska, Jr.                 January 27, 2006
                                                   Senior Vice President and Chief
      _/s/ Joseph J. Prochaska, Jr.                Accounting Officer


                                                   Leland C. Launer, Jr.                    January 27, 2006
        /s/ Leland C. Launer, Jr.                  Director


                                                   Lisa M. Weber                            January 27, 2006
         _/s/ Lisa M. Weber                        Director


     As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Irvine and the State of California, on the 27th day of January, 2006.



                                    MET INVESTORS SERIES TRUST
                                    (Registrant)

                                   By:             /s/ Elizabeth M. Forget
                                                   -----------------------
                                    Name:                ELIZABETH M. FORGET
                                    Title:                   PRESIDENT

      As required by the Securities Act of 1933, the registration statement has been signed below by the following persons in the capacities indicated on the dates indicated.

SIGNATURE                                          NAME AND TITLE                           DATE

                                                   Elizabeth M. Forget                      January 27, 2006
         /s/ Elizabeth M. Forget                   President and Trustee


                                                   Jeffrey A. Tupper                        January 27, 2006
        _/s/ Jeffrey A. Tupper                     Chief Financial Officer and Treasurer



                                                   Stephen M. Alderman                      January 27, 2006
         _/s/ Stephen M. Alderman                  Trustee


                                                   Jack R. Borsting                         January 27, 2006
        _/s/ Jack R. Borsting                      Trustee


                                                   Theodore A.  Myers                       January 27, 2006
         _/s/ Theodore A. Myers                    Trustee


                                                   Tod H. Parrott                           January 27, 2006
        _/s/ Tod H. Parrott                        Trustee


                                                   Dawn M. Vroegop                          January 27, 2006
         _/s/ Dawn M. Vroegop                      Trustee



                                                   Roger T. Wickers                         January 27, 2006
        _/s/ Roger T. Wickers                      Trustee